SUPPLEMENT, DATED DECEMBER 1, 1995
    TO THE PROSPECTUS DATED DECEMBER 9, 1994 AS REVISED THROUGH APRIL 3, 1995

Princor Balanced Fund, Inc.
Princor Blue Chip Fund, Inc.
Princor Bond Fund, Inc.
Princor Capital Accumulation Fund, Inc.
Princor Cash Management Fund, Inc.
Princor Emerging Growth Fund, Inc.
Princor Government Securities Income Fund, Inc.
Princor Growth Fund, Inc.
Princor High Yield Fund, Inc.
Princor Tax-Exempt Bond Fund, Inc.
Princor Tax-Exempt Cash Management Fund, Inc.
Princor Utilities Fund, Inc.
Princor World Fund, Inc.

          Effective August 31, 1995, the Prospectus for each of the above-referenced funds is amended by adding the following as the last paragraph under the subheading "Investors may be eligible to buy Class A shares at reduced sales charges" included under the heading "OFFERING PRICE OF FUNDS' SHARES":

          A reduced sales charge described in the table below is available for purchases of Class A shares of any of the Funds to the extent that the investment represents the proceeds from a total surrender of a Pension Builder Annuity Contract, an unregistered fixed annuity contract issued by Principal Mutual Life Insurance Company.

                                                      Net      Dealer Allowance
                                     Offering       Amount           as %
Amount of Purchase                    Price        Invested    of Offering Price
Less than $500,000                     2.5%          2.56%            2.10%
$500,000 but less than $1,000,000      1.5%          1.52%            1.25%
$1,000,000 or more                No Sales Charge      0            Negotiated

       Effective December 1, 1995, the Prospectus for each of the above-referenced funds is amended by adding the following as the last paragraph under the subheading "Investors may be able to purchase Class A shares at net asset value" included under the heading "OFFERING PRICE OF FUNDS' SHARES":

       Also beginning December 1, 1995 and ending January 31, 1996, investors may purchase Class A shares of the Funds at net asset value to the extent that this investment represents the proceeds of a redemption, within the preceding 60 days, of shares (the purchase price of which shares included a front-end sales charge or the redemption of which was subject to a contingent deferred sales charge) of another investment company. When making a purchase at net asset value pursuant to this provision, the investor must indicate on the account application that the purchase qualifies for a net asset value purchase and must forward to Princor either (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of Princor Financial Services Corporation, or (ii) a copy of the confirmation from the other investment company showing the redemption transactions. In the case of a wire purchase pursuant to this provision, a copy of the confirmation from the other investment company showing the redemption must be forwarded to and received by Princor within 21 days following the date of purchase. If the confirmation is not provided within the 21-day period, a sufficient number of shares will be redeemed from the shareholder's account to pay the otherwise applicable sales charge.

       Effective   December   1,   1995,   the   Prospectus   for  each  of  the
above-referenced funds is amended by adding the following as a subheading under the heading "OFFERING PRICE OF FUNDS' SHARES":

       CDSC on Class A Shares. Purchases of Class A Shares of $1,000,000 or more on or after January 1, 1996 may be subject to CDSC upon redemption. A CDSC is payable to Princor on these investments in the event of a share redemption within 18 months following the share purchase, at the rate of .75% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Princor mutual fund will continue to be subject to the CDSC until the original 18 month period expires. However, no CDSC is payable with respect to redemptions of Class A shares used to fund a Princor 401(a) or Princor 401(k) retirement plan, except redemptions resulting from the termination of the plan or transfer of plan assets.






MM625 S-6


     This Prospectus describes a family of investment companies ("Princor Funds") which has been organized by Principal Mutual Life Insurance Company and which provides the following range of investment objectives:

                         Growth-Oriented Funds

Princor Balanced Fund, Inc. (formerly known as Princor Managed Fund, Inc.) seeks to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.


Princor Blue Chip Fund, Inc. seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Princor Capital Accumulation Fund, Inc. seeks to achieve primarily long-term capital appreciation and secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.


Princor  Emerging  Growth  Fund,  Inc.  seeks  to  achieve   long-term   capital
appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Princor Growth Fund, Inc. seeks growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.


Princor World Fund, Inc. seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

                       Income-Oriented Funds

Princor Bond Fund, Inc. seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.


Princor Government Securities Income Fund, Inc. seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates ("GNMA Certificates"). The guarantee by the United States Government extends only to principal and interest. There are certain risks unique to GNMA Certificates.



     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



The date of this Prospectus is December 9, 1994, as revised through April 3, 1995.


Princor High Yield Fund, Inc. seeks high current income primarily by purchasing high yielding, lower or non-rated fixed income securities which are believed to not involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Princor High Yield Fund, Inc. invests predominantly in lower rated bonds, commonly referred to as "junk bonds." Bonds of this type are considered to be speculative with regard to payment of interest and return of principal. Purchasers should carefully assess the risks associated with an investment in this fund. THESE ARE SPECULATIVE SECURITIES.

Princor Tax-Exempt Bond Fund, Inc. seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective primarily through the purchase of investment grade quality tax-exempt fixed income obligations.

Princor Utilities Fund, Inc. seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of companies in the public utilities industry.

                           Money Market Funds

Princor Cash Management Fund, Inc. seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Princor Tax-Exempt Cash Management Fund, Inc. seeks, through investment in a professionally managed portfolio of high quality, short-term Municipal Obligations, as high a level of current interest income exempt from federal income tax as is consistent with stability of principal and maintenance of liquidity.

     Each of the Princor Funds offers two classes of shares: Class A shares and Class B shares. Each class is sold pursuant to different sales arrangements and bears different expenses. For more information about the different sales arrangements, see "How to Purchase Shares" and "Offering Price of Fund's Shares
 ." For information about various expenses borne by each class, see "Overview."

     Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance the Money Market Funds will be able to maintain a stable net asset value of $1.00 per share.

     This Prospectus concisely states information about the Princor Funds that an investor should know before investing. It should be read and retained for future reference.

     Additional information about the Funds has been filed with the Securities and Exchange Commission, including a document called a Statement of Additional Information dated December 9, 1994 which is incorporated by reference herein. The Statement of Additional Information can be obtained free of charge by writing or telephoning the Funds' principal underwriter: Princor Financial
Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

                                                           TABLE OF CONTENTS

                                                                            Page


     Overview .............................................................    4
     Financial Highlights .................................................   10
     Investment Objectives, Policies and Restrictions .....................   20
         Growth-Oriented Funds ............................................   20
         Income-Oriented Funds ............................................   23
         Money Market Funds ...............................................   30
         Certain Investment Policies and Restrictions .....................   32
     Risk Factors .........................................................   34
     How the Funds are Managed ............................................   34
     How to Purchase Shares ...............................................   37
     Offering Price of Funds' Shares ......................................   38
     Distribution and Shareholder Servicing Plans and Fees ................   40
     Determination of Net Asset Value of Funds' Shares ....................   41
     Distribution of Income Dividends and Realized Capital Gains ..........   41
     Tax Treatment of the Funds, Dividends and Distributions ..............   43
     How to Exchange Shares ...............................................   44
     How to Sell Shares ...................................................   45
     Periodic Withdrawal Plan .............................................   47
     Performance Calculation ..............................................   47
     General Information About a Fund Account .............................   48
     Retirement Plans .....................................................   49
     Shareholder Rights ...................................................   49
     Additional Information ...............................................   50


     This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of any of the Funds in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made. Currently, shares of the Funds are not available for sale in New Hampshire or Vermont, in any U.S. possession or in Canada or any other foreign country. No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Funds Manager. Because the Princor Funds use a combined Prospectus there may be a possibility that one Fund might become liable for any misstatements, inaccuracy, or incomplete disclosure in the Prospectus concerning another Fund.

OVERVIEW

     The following overview should be read in conjunction with the detailed information appearing elsewhere in the Prospectus.

     The  Princor  Funds  are  separately  incorporated,   open-end  diversified
management investment companies.

What it Costs to Invest

     There are costs to acquire and own many types of investments. Shares of the Princor Funds are no exception. The tables on the next page depict the fees and expenses applicable to the purchase and ownership of shares of each of the Funds. Table A depicts Class A shares and is based on amounts incurred by the Funds during the fiscal year ended October 31, 1994, except as otherwise indicated. Table B depicts Class B shares and is based on amounts incurred by the Funds' Class A shares during the fiscal year ended October 31, 1994, and assumptions regarding the level of expenses anticipated for Class B shares during the current fiscal year. The tables included as examples indicate the cumulative expenses an investor would pay on an initial $1,000 investment that earns a 5% annual return. Example A assumes the investor redeems the shares and Example B assumes the investor does not redeem the shares. The examples are based on each Fund's Annual Operating Expenses described in Tables A and B. Please remember that the examples should not be considered a representation of future expenses and that actual expenses may be greater or less than those shown.

                                                             CLASS A SHARES
     TABLE A
                                                                          Shareholder Transaction Expenses
                                                    Maximum Sales Load Imposed
                                                           on Purchases
               Fund                            (as a percentage of offering price)                       Redemption Fee
     All Funds Except the Money  Market Funds                  4.75%                                             None*
     Money Market Funds                                        None                                              None*


                                                                        Annual Fund Operating Expenses
                                                                    (as a percentage of average net assets)
                                                  Management           12b-1          Other               Total Operating
               Fund                                  Fee                Fee          Expenses                 Expenses
     Balanced Fund                                  .60%               .25%            .66%                     1.51%
     Blue Chip Fund                                 .50                .25             .71                      1.46
     Bond Fund                                      .36**              .25             .34                       .95**
     Capital Accumulation Fund                      .46                .12             .25                       .83
     Cash Management Fund                           .25**               None           .45                       .70**
     Emerging Growth Fund                           .65                .25             .84                      1.74
     Government Securities Income Fund              .46                .20             .29                       .95
     Growth Fund                                    .50                .25             .55                      1.30
     High Yield Fund                                .60                .25             .61                      1.46
     Tax-Exempt Bond Fund                           .48                .22             .21                       .91
     Tax-Exempt Cash Management Fund                .31**               None           .36                       .67**
     Utilities Fund                                 .10**              .25             .65                      1.00**
     World Fund                                     .75                .25             .74                      1.74

     * A wire charge of up to $6.00 will be deducted for all wire transfers. **After waiver.

                                                            CLASS B SHARES
    TABLE B                                                            Shareholder Transaction Expenses*
                                                                                             Contingent Deferred Sales Charge
                                                        Maximum Sales Load                   (as a percentage of the lower of
                                                       Imposed on Purchases                    the original purchase price
       Fund                                     (as a percentage of offering price)               or redemption proceeds)

     All Funds                                                 None                            4.0% in the first two years,
                                                                                               declining to 1% in the sixth
                                                                                               year and eliminated thereafter

                                                                        Annual Fund Operating Expenses
                                                                    (as a percentage of average net assets)
                                                  Management             12b-1        Other                 Total Operating
            Fund                                     Fee                Fee***      Expenses***               Expenses***

     Balanced Fund                                  .60%                 1.00%         .66%                     2.26%
     Blue Chip Fund                                 .50                  1.00          .71                      2.21
     Bond Fund                                      .36**                1.00          .34                      1.70**
     Capital Accumulation Fund                      .46                  1.00          .25                      1.71
     Cash Management Fund                           .25**                1.00          .45                      1.70**
     Emerging Growth Fund                           .65                  1.00          .84                      2.49
     Government Securities Income Fund              .46                  1.00          .29                      1.75
     Growth Fund                                    .50                  1.00          .55                      2.05
     High Yield Fund                                .60                  1.00          .61                      2.21
     Tax-Exempt Bond Fund                           .48                  1.00          .21                      1.69
     Tax-Exempt Cash Management Fund                .31**                1.00          .36                      1.67**
     Utilities Fund                                 .10**                1.00          .65                      1.75**
     World Fund                                     .75                  1.00          .74                      2.49

     * A wire charge of up to $6.00 will be deducted for all wire transfers. ** After waiver.
     ***Estimated expenses.


  Example A

     You would pay the following  expenses on a $1,000  investment,  assuming (1) 5% annual return and (2) redemption at the end of
     each time period:                             1 Year             3 Years             5 Years           10 Years (a)
                                             Class A   Class B   Class A   Class B   Class A   Class B   Class A   Class B
                     Fund                    Shares    Shares    Shares    Shares    Shares    Shares    Shares    Shares

     Balanced Fund                             $62       $64       $93      $103      $126      $144       $219      $231
     Blue Chip Fund                            $62       $64       $91      $102      $123      $141       $214      $226
     Bond Fund                                 $57       $59       $76       $87       $98      $116       $159      $171
     Capital Accumulation Fund                 $56       $59       $73       $87       $91      $116       $145      $167
     Cash Management Fund                       $7       $59       $22       $87       $39      $116        $87      $161
     Emerging Growth Fund                      $64       $66      $100      $110      $137      $155       $243      $255
     Government Securities Income Fund         $57       $59       $76       $88       $98      $118       $159      $175
     Growth Fund                               $60       $62       $87       $97      $115      $133       $197      $209
     High Yield Fund                           $62       $64       $91      $102      $123      $141       $214      $226
     Tax-Exempt Bond Fund                      $56       $59       $75       $86       $95      $115       $154      $169
     Tax-Exempt Cash Management Fund            $7       $58       $21       $86       $37      $114        $83      $158
     Utilities Fund                            $57       $59       $78       $88      $100      $118       $164      $177
     World Fund                                $64       $66      $100      $110      $137      $155       $243      $255


  Example B


     You would pay the following  expenses on the same  investment,  assuming no redemption:

                                                  1 Year             3  Years            5  Years           10 Years  (a)
                                            Class A   Class B   Class A   Class  B  Class A    Class B   Class A   Class B
                     Fund                    Shares    Shares    Shares    Shares    Shares    Shares    Shares    Shares

     Balanced Fund                             $62       $23       $93       $67      $126      $121       $219      $231
     Blue Chip Fund                            $62       $22       $91       $69      $123      $118       $214      $226
     Bond Fund                                 $57       $17       $76       $54       $98       $92       $159      $171
     Capital Accumulation Fund                 $56       $17       $73       $54       $91       $93       $145      $167
     Cash Management Fund                       $7       $17       $22       $54       $39       $92        $87      $161
     Emerging Growth Fund                      $64       $25      $100       $78      $137      $133       $243      $255
     Government Securities Income Fund         $57       $18       $76       $55       $98       $95       $159      $175
     Growth Fund                               $60       $21       $87       $64      $115      $110       $197      $209
     High Yield Fund                           $62       $22       $91       $69      $123      $118       $214      $226
     Tax-Exempt Bond Fund                      $56       $17       $75       $53       $95       $92       $154      $169
     Tax-Exempt Cash Management Fund            $7       $17       $21       $53       $37       $91        $83      $158
     Utilities Fund                            $57       $18       $78       $55      $100       $95       $164      $177
     World Fund                                $64       $25      $100       $78      $137      $133       $243      $255

     (a) The amount in this column reflects the conversion of Class B shares to Class A shares seven years after the initial purchase.

     The purpose of the preceding tables is to help investors understand the various expenses that they will bear either directly or indirectly. Although Annual Fund Operating Expenses shown in the Expense Table for Class A shares are generally based upon each Fund's actual expenses, the 12b-1 Plan adopted by each of the Funds (except the Money Market Funds which have no such Plan for Class A shares) permits the Underwriter to retain an annual fee of up to .25% of each Fund's average net assets. A portion of this annual fee is considered an asset-based sales charge. Thus, it is theoretically possible for a long-term shareholder of Class A shares, whether acquired directly or by conversion of Class B shares, to pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers. See "Distribution and Shareholder Servicing Plans and Fees", "How to Purchase Shares" and "How the Funds are Managed."

     The Manager waived a portion of its fee for the Bond, Cash Management, Tax-Exempt Cash Management and Utilities Funds throughout the fiscal year ended October 31, 1994. Without these waivers, total operating expenses for Class A shares actually incurred by the Funds for the fiscal year ended October 31, 1994 would have amounted to 1.09%, .90%, .85% and 1.50% of each Fund's average net assets, respectively. The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by each of these Funds through February 28, 1995 in an amount that will maintain a total level of operating expenses which as a percent of average net assets attributable to a class on an annualized basis during the period will not exceed, for the Class A shares, .95% for the Bond Fund, .70% for the Money Market Funds and 1.00% for the Utilities Fund, and for the Class B shares, 1.70% for the Bond Fund and the Money Market Funds and 1.75% for the Utilities Fund. In addition, the Manager intends to continue its voluntary waiver, and, if necessary, pay expenses normally payable by each of these Funds for the period beginning March 1, 1995 and ending February 29, 1996 in an amount that will maintain a total level of operating expenses which as a percent of average net assets attributable to a class on an annualized basis during the period will not exceed, for the Class A shares, .95% for the Bond Fund, .75% for the Money Market Funds and 1.10% for the Utilities Fund, and for Class B shares, 1.70% for the Bond Fund, 1.75% for the Money Market Funds, and 1.85% for the Utilities Fund. See "How the Funds are Managed."

What the Funds Offer Investors

     Shares of the Funds are purchased by investors as a means to achieve their financial objectives. Investor objectives range from accumulating a vacation fund or investing for retirement or a child's education to generating current income. Investors purchase shares of Funds that have investment objectives that match their own financial objectives. The Funds also offer a choice of varying levels of investment risks to enable the investor to choose one or more Funds the investor believes is a prudent investment given the investor's willingness to assume various risks. The Funds offer:

     Professional Investment Management: Princor Management Corporation is the Manager for each of the Funds. The Manager employs experienced securities analysts to provide shareholders with professional investment management. The Manager decides how and where to invest Fund assets. Investment decisions are based on research into the financial performance of individual companies and specific securities issues, taking into account general economic and market trends. See "How the Funds are Managed."

     Diversification: Mutual Funds allow shareholders to diversify their assets across dozens of securities issued by a number of issuers. In addition, a shareholder may further diversify by investing in several of the Funds. Diversification reduces investment risk.

     Economies  of  Scale:   Pooling  individual   shareholders'  money  creates
administrative efficiencies and, in certain Funds, saves on brokerage commissions through round-lot orders and quantity discounts. By pooling money with other investors, shareholders can invest indirectly in many more securities than they could on their own.

     Liquidity: Upon request, each Fund will redeem all or part of an investor's shares and promptly pay the current net asset value of the shares redeemed, less any applicable contingent deferred sales charge. See "How to Sell Shares."

     Dividends: Each Fund will normally declare a dividend payable to shareholders from investment income in accordance with its distribution policy. Dividends payable for Class B shares will be lower than dividends payable for Class A shares. See "Distribution of Income Dividends and Realized Capital Gains."

     Convenient Investment and Recordkeeping Services: Shareholders of any of the Funds (except the Money Market Funds) will receive a statement of account each time there is a transaction that effects their account. Shareholders of the Money Market Funds will receive a monthly statement of account. Shareholders who own more than one Princor Fund account also receive a portfolio summary statement as of June 30 and the last business day of December each year.

Investment Objectives of the Funds

                                          Growth-Oriented Funds
           Fund                                                                      Investment Objectives

Princor Balanced Fund, Inc.                               Total  investment   return  consisting  of  current  income  and  capital
                                                          appreciation  while  assuming  reasonable  risks in  furtherance  of this objective.

Princor Blue Chip Fund, Inc.                              Growth of capital and growth of income. In seeking to achieve its objective, the Fund will invest primarily in common stocks of well-capitalized, established companies which the  Fund's Manager believes to have the potential for growth of capital, earnings and dividends.

Princor Capital Accumulation Fund, Inc.                   Long-term capital appreciation with a secondary  objective of growth of investment income. The Fund seeks to achieve its objectives primarily through the purchase of common stocks, but the Fund may invest in other securities.

Princor Emerging Growth Fund, Inc.                        Long-term capital appreciation. The Fund invests primarily in securities of emerging and other growth-oriented companies.

Princor Growth Fund, Inc.                                 Growth of capital. The Fund seeks to achieve its objective through the purchase primarily of common stocks, but the Fund may invest in other securities.

Princor World Fund, Inc.                                  Long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.




                                         Income-Oriented Funds

                        Fund                                                    Investment Objectives

Princor Bond Fund, Inc.                                       As high a level of income as is consistent with preservation of capital and prudent investment risk. This Fund invests primarily in investment-grade bonds.

Princor Government Securities Income Fund, Inc.               A high level of current income, liquidity and safety of principal.
                                                              The Fund seeks to achieve its objective through the purchase of obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage
                                                              Association Certificates ("GNMA Certificates"). Fund shares are not guaranteed by the United States Government.

Princor High Yield Fund, Inc.                                 High current income. Capital growth is a secondary objective when consistent with the objective of high current-income. The Fund will invest primarily in high yielding, lower or non-rated fixed-income securities (commonly known as "junk bonds").

Princor Tax-Exempt Bond Fund, Inc.                            As high a level of current interest income exempt from federal income tax as is consistent with preservation of capital. This Fund invests primarily in investment-grade, tax-exempt, fixed-income obligations.

Princor Utilities Fund, Inc.                                  Current income and long-term growth of income and capital. The Fund invests primarily in equity and fixed-income securities of companies engaged in the public utilities industry.


                                         Money Market Funds

                          Fund                                                  Investment Objectives

Princor Cash Management Fund, Inc.                             As high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity. The Fund invests in money market instruments.

Princor Tax-Exempt Cash Management Fund, Inc.                  As high a level of current interest income exempt from federal income tax as is consistent with stability of principal and the maintenanc of liquidity. The Fund invests in high-quality, short-term municipal obligations.

     There can be no assurance that the investment objectives of any of the Funds will be realized. See "Investment Objectives, Policies and Restrictions."

The Risks of Investing

     Because the Funds have different investment objectives, each Fund is subject to varying degrees of financial and market risks and current income volatility. Financial risk refers to the earnings stability and overall financial soundness of an issuer of an equity security and to the ability of an issuer of a debt security to pay interest and principal when due. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general and, with particular reference to debt securities, to changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of a Fund. See "Risk Factors", and "Investment Objectives, Policies and Restrictions."

How to Buy Shares

     An individual investor can become a shareholder by completing the application that accompanies this Prospectus and mailing it, along with a check, to Princor Financial Services Corporation ("Princor"), a broker-dealer that is also the principal underwriter for the Funds. The initial investment for the Growth-Oriented Funds must be at least $300 and the initial investment for the Income-Oriented Funds and Money Market Funds must be at least $1,000. An IRA may be established with a minimum of $250. See "Retirement Plans." The minimum subsequent investment is $50 ($100 for Money Market Funds). Lower minimum initial and subsequent purchase amounts are available to shareholders who make regular periodic investments under a Systematic Accumulation Plan. See "How to Purchase Shares." Class B shares of the Money Market Funds may only be purchased by an exchange from other Class B shares. See "How to Exchange Shares."

     Each Fund offers two classes of shares through Princor and other dealers which it selects. The two classes are Class A shares and Class B shares. The two classes of shares bear sales charges in different forms and amounts and bear different expense levels.
     Class A shares. An investor who purchases Class A shares of any of the Princor Funds (except the Money Market Funds) pays a sales charge at the time of purchase. The sales charge ranges from a high of 4.75% on purchases of up to $50,000 to a low of 0% on purchases of $1 million or more. Certain purchases of Class A shares qualify for reduced sales charges. See "How to Purchase Shares" and "Offering Price of Funds' Shares." Class A shares for each of the Funds (except the Money Market Funds) currently bear a 12b-1 fee at the annual rate of up to 0.25% of the Fund's average net assets attributable to Class A shares. See "Distribution and Shareholder Servicing Plans and Fees." All shares outstanding as of the close of business on December 8, 1994 have been classified as Class A shares.

     Class A shares of the Money Market Funds are sold without a sales charge at the net asset value next determined after receipt of an order. Net asset value will usually remain constant at $1.00 per share; however, there can be no assurance that the net asset value will not change.

     Class B shares. Class B shares for each Fund are sold without an initial sales charge, but are subject to a declining contingent deferred sales charge which begins at 4% and declines to zero over a six-year schedule. Class B shares of the Money Market Funds may be purchased only by exchange from other Class B shares. Class B shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of 1.00% of the Fund's average net assets attributable to Class B shares. Class B shares will automatically convert into Class A shares, based on relative net asset value, approximately seven years after purchase. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion) will have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. See "How to Purchase Shares and "Offering Price of Funds' Shares." Class B shares were first offered on December 9, 1994.

How to Exchange Shares

     Shares of Princor Funds may be exchanged for shares of the same Class of other Princor Funds without a sales charge or administrative fee under certain conditions as described under "How to Exchange Shares." In addition, Class A shares of the Money Market Funds acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for Class B shares of any Growth-Oriented or Income-Oriented Fund. Shares may be exchanged by telephone or written request. An exchange is a sale for tax purposes. Also, dividends of $25.00 or more from shares of a Class of one Princor Fund may be automatically "cross-reinvested" in shares of the same Class of another Princor Fund. See "Distribution of Income Dividends and Realized Capital Gains."

How to Sell Shares

     Shareholders may sell (redeem) shares by mail or by telephone. Redemption proceeds will generally be mailed to the shareholder on the next business day after the redemption request is received. Upon proper authorization certain redemptions may be processed through a selected dealer. Automatic redemptions of a specified amount may also be made through a Periodic Withdrawal Plan. In addition, shareholders of Class A shares of the Money Market Funds may redeem shares by writing a check against their account balance and by establishing a preauthorized withdrawal service on their account. Redemptions of Class A shares are made at net asset value without charge. Redemptions of Class B shares within six years of purchase will generally be subject to a contingent deferred sales charge. See "Offering Price of Funds' Shares" and "How to Sell Shares."

FINANCIAL HIGHLIGHTS

     The following financial highlights for the ten years ended October 31, 1994, or since the Fund's inception if a shorter period of time, have been derived from financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report thereon has been incorporated by reference herein. No Class B shares were outstanding during these periods. The financial highlights should be read in conjunction with the financial statements, related notes and other financial information for each Fund incorporated by reference herein. The financial statements may be obtained by shareholders, without charge, by telephoning 1-800-451-5447.

                   This    page    left     blank intentionally.

GROWTH-ORIENTED FUNDS


Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions

                                                          Net Realized
                                                               and
                                       Net Asset    Net    Unrealized     Total     Dividends                             Net Asset
                                       Value at   Invest-     Gain        from      from Net   Distributions               Value at
                                       Beginning   ment     (Loss) on   Investment Investment      from          Total        End
                                       of Period  Income   Investments  Operations    Income   Capital Gains Distributions of Period

   Princor Balanced Fund, Inc.

Year Ended October 31,
       1994                             $13.26     $.32      $  (.20)      $  .12      $(.40)      $  (.55)     $  (.95)    $12.43
       1993                              12.78      .35        1 .14         1.49       (.37)         (.64)       (1.01)     13.26
       1992                              11.81      .41          .98         1.39       (.42)           -          (.42)     12.78
       1991                               9.24      .46         2.61         3.07       (.50)           -          (.50)     11.81
       1990                              11.54      .53        (1.70)       (1.17)      (.59)         (.54)       (1.13)      9.24
       1989                              11.09      .61          .56         1.17       (.56)         (.16)        (.72)     11.54
     Period Ended October 31, 1988 (a)    9.96      .40         1.02         1.42       (.29)           -          (.29)     11.09

   Princor Blue Chip Fund, Inc.

     Year Ended October 31,
       1994                              11.94      .20          .57          .77       (.26)            -         (.26)     12.45
       1993                              11.51      .21          .43          .64       (.18)          (.03)       (.21)     11.94
       1992                              10.61      .17          .88         1.05       (.15)            -         (.15)     11.51
     Period Ended October 31, 1991(b)    10.02      .10          .57          .67       (.08)            -         (.08)     10.61

   Princor Capital Accumulation
   Fund, Inc.

     Year Ended October 31,
       1994                              21.41      .39          .93         1.32       (.41)          (1.49)     (1.90)     20.83
       1993                              21.34      .43         1.67         2.10       (.43)          (1.60)     (2.03)     21.41
       1992                              19.53      .45         1.82         2.27       (.46)            -         (.46)     21.34
       1991                              14.31      .49         5.24         5.73       (.51)            -         (.51)     19.53
       1990                              18.16      .52        (3.64)       (3.12)      (.40)           (.33)      (.73)     14.31
    Four Months Ended October 31, 1989(c)19.11      .18         (.06)         .12       (.29)           (.78)     (1.07)     18.16
     Year Ended June 30,
       1989                              18.82      .53         1.10         1.63       (.51)           (.83)     (1.34)     19.11
       1988                              21.66      .44        (1.06)        (.62)      (.41)          (1.81)     (2.22)     18.82
       1987                              20.47      .31         3.33         3.64       (.30)          (2.15)     (2.45)     21.66
       1986                              16.60      .61         4.94         5.55       (.72)           (.96)     (1.68)     20.47
       1985                              14.68      .82         3.46         4.28       (.85)          (1.51)     (2.36)     16.60


Notes to financial highlights

(a) Period from December 18, 1987, date shares first offered to public, through October 31, 1988. Net investment income, aggregating $.08 per share for the period from the initial purchase of shares on October 30, 1987 through December 17, 1987, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the Fund incurred net realized and unrealized losses on investments of $.12 per share during this initial interim period. This represented activities of the fund prior to the initial public offering of fund shares.

(b) Period from March 1, 1991, date shares first offered to public, through October 31, 1991. Net investment income, aggregating $.01 per share for the period from the initial purchase of shares on February 11, 1991 through February 28, 1991, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the Fund incurred unrealized gains on investments of $.01 per share during this initial interim period. This represented activities of the fund prior to the initial public offering of fund shares.

(c) Effective July 1, 1989, the fund changed its fiscal year-end from June 30 to October 3l.

(d)  Computed on an annualized basis.

(e)  Total Return is calculated without the front-end sales charge.

(f)  Total Return amounts have not been annualized.

                         Ratios/Supplemental Data



                                        Ratio of Net
                             Ratio of    Investment
             Net Assets at  Expenses to   Income to   Portfolio
  Total      End of Period    Average      Average    Turnover
 Return(e)   (in thousands)  Net Assets   Net Assets    Rate




   .94%      $    53,366       1.51%        2.70%       14.4%
 12.24%           39,952       1.35%        2.78%       27.5%
 11.86%           31,339       1.29%        3.39%       30.6%
 34.09%           23,372       1.30%        4.25%       23.6%
(11.28)%          18,122       1.32%        5.22%       33.7%
 11.03%           20,144       1.25%        5.45%       30.2%
 12.42%(f)        16,282       1.12%(d)     4.51%(d)    65.2%(d)




  6.58%           27,246       1.46%        1.72%        5.5%
  5.65%           23,759       1.25%        1.87%       11.2%
  9.92%           19,926       1.56%        1.49%       13.5%
  6.37%(f)        12,670       1.71%(d)     1.67%(d)     0.4%(d)





  6.67%          285,965        .83%        2.02%       31.7%
 10.42%          240,016        .82%        2.16%       24.8%
 11.67%          190,301        .93%        2.17%       38.3%
 40.63%          152,814        .99%        2.72%       19.7%
(17.82)%         109,507       1.10%        3.10%       27.7%
   .44%(f)       122,685       1.10%(d)     2.87%(d)    19.7%(d)


  9.53%          117,473       1.00%        3.04%       28.1%
 (2.30)%          97,147        .96%        2.40%       27.9%
 20.93%           93,545        .98%        1.73%       20.0%
 36.51%           55,763        .93%        3.59%       44.5%
 33.87%           30,993        .96%        5.70%       27.0%

GROWTH-ORIENTED FUNDS


Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions

                                                          Net Realized
                                                              and
                                       Net Asset    Net    Unrealized     Total     Dividends                             Net Asset
                                       Value at   Invest-     Gain        from      from Net   Distributions               Value at
                                       Beginning   ment     (Loss) on   Investment Investment      from          Total        End
                                       of Period  Income   Investments  Operations   Income    Capital Gains Distributions of Period

   Princor Emerging Growth Fund, Inc.

     Year Ended October 31,
       1994                             $23.56      -          $1.61        $1.61      -        $  (.09)     $  (.09)        $25.08
       1993                              19.79   $ .06          3.82         3.88   $(.11)           -          (.11)         23.56
       1992                              18.33     .14          1.92         2.06    (.15)         (.45)        (.60)         19.79
       1991                              11.35     .17          7.06         7.23    (.21)         (.04)        (.25)         18.33
       1990                              14.10     .31         (2.59)       (2.28)   (.37)         (.10)        (.47)         11.35
       1989                              12.77     .26          2.02         2.28    (.15)         (.80)        (.95)         14.10
     Period Ended October 31, 1988 (a)   10.50     .06          2.26         2.32    (.05)           -          (.05)         12.77

   Princor Growth Fund, Inc.

     Year Ended October 31,
       1994                              30.41     .26          2.56         2.82    (.28)        (1.81)       (2.09)         31.14
       1993                              28.63     .40          2.36         2.76    (.42)         (.56)        (.98)         30.41
       1992                              25.92     .39          3.32         3.71    (.40)         (.60)       (1.00)         28.63
       1991                              16.57     .41          9.32         9.73    (.38)           -          (.38)         25.92
       1990                              19.35     .35         (1.99)       (1.64)   (.34)         (.80)       (1.14)         16.57
    Four Months Ended October 31, 1989(b)18.35     .08          1.17         1.25    (.16)         (.09)        (.25)         19.35
     Year Ended June 30,
       1989                              19.84     .32           .36          .68    (.29)        (1.88)       (2.17)         18.35
       1988                              23.27     .26         (2.08)       (1.82)   (.22)        (1.39)       (1.61)         19.84
       1987                              21.85     .21          3.72         3.93    (.27)        (2.24)       (2.51)         23.27
       1986                              17.07     .32          6.31         6.63    (.38)        (1.47)       (1.85)         21.85
       1985                              15.94     .40          2.04         2.44    (.39)         (.92)       (1.31)         17.07

   Princor World Fund, Inc.

     Year Ended October 31,
       1994                               6.85     .01           .64          .65    (.02)         (.04)        (.06)          7.44
       1993                               5.02     .03          1.98         2.01    (.05)         (.13)        (.18)          6.85
       1992                               5.24     .06          (.14)        (.08)   (.06)         (.08)        (.14)          5.02
       1991                               4.64     .05           .58          .63    (.03)           -          (.03)          5.24
       1990                               4.66     .09          (.04)         .05    (.07)           -          (.07)          4.64
     Ten Months Ended October 31, 1989(c) 4.58     .07           .07          .14    (.06)           -          (.06)          4.66
     Year Ended December 31,
       1988 (f)                           3.88     .12           .67          .79    (.09)           -          (.09)          4.58
       1987 (f)                           8.55     .12          (.96)        (.84)   (.08)        (3.75)       (3.83)          3.88
       1986 (f)                           7.32     .45          2.17         2.62    (.44)         (.95)       (1.39)          8.55
       1985 (f)                           6.07     .07          1.49         1.56    (.09)         (.22)        (.31)          7.32
       1984 (f)                           6.32     .21          (.15)         .06    (.21)         (.10)        (.31)          6.07


Notes to financial highlights

(a) Period from December 18, 1987, date shares first offered to public, through October 31, 1988. Net investment income, aggregating $.04 per share for the period from the initial purchase of shares on October 30, 1987 through December 17, 1987, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the Fund incurred net realized and unrealized gains on investments of $.46 per share during this initial interim period. This represented activities of the fund prior to the initial public offering of fund shares.

(b) Effective July 1, 1989, the fund changed its fiscal year-end from June 30 to October 3l.

(c) Effective January 1, 1989, the fund changed its fiscal year-end from December 31 to October 31.

(d) Computed on an annualized basis.

(e) Total Return is calculated without the front-end sales charge.

(f) The investment manager of Princor World Fund, Inc. was changed on August 1, 1988 to the current manager, Princor Management Corporation.The years 1983 through 1987 are not covered by the current independent auditor's report.

(g) Total Return amounts have not been annualized.

                          Ratios/Supplemental Data


                                                 Ratio of Net
                                   Ratio of       Investment
                Net Assets at     Expenses to     Income to      Portfolio
   Total        End of Period       Average        Average        Turnover
  Return(e)     (in thousands)     Net Assets     Net Assets        Rate




    6.86%        $  92,965           1.74%          .02%           8.1%
   19.66%           48,668           1.66%          .26%           7.0%
   11.63%           29,055           1.74%          .80%           5.8%
   64.56%           17,174           1.78%         1.14%           8.4%
  (16.80)%           8,959           1.94%         2.43%          15.8%
   19.65%            8,946           1.79%         2.09%          13.5%
   19.72%(g)         6,076           1.52%(d)       .84%(d)       19.5%(d)




    9.82%          116,363           1.30%         .95%          13.6%
    9.83%           80,051           1.26%        1.40%          16.4%
   14.76%           63,405           1.19%        1.46%          15.6%
   59.30%           45,892           1.13%        1.85%          10.6%
   (9.20)%          28,917           1.18%        1.88%           9.7%
    6.83%(g)        32,828           1.22%(d)     1.25%(d)       50.1%(d)


    4.38%           31,770           1.08%        1.78%           9.7%
   (7.19)%          34,316           1.00%        1.29%          24.9%
   20.94%           37,006           1.01%        1.07%           4.0%
   42.69%           26,493            .98%        1.75%          29.0%
   17.08%           18,835           1.00%        2.50%          40.5%




    9.60%          115,812           1.74%         .10%          13.2%
   41.39%           63,718           1.61%         .59%          19.5%
   (1.57)%          35,048           1.69%        1.23%          19.9%
   13.82%           26,478           1.72%        1.36%          27.6%
     .94%           16,044           1.79%        1.89%          37.9%
    2.98%(g)        13,928           1.55%(d)     1.82%(d)       32.4%(d)

   20.25%           13,262           1.55%        1.43%          56.9%
  (10.13)%           3,943           2.09%         .83%         183.0%
   36.40%            9,846           2.17%         .73%         166.0%
   25.88%            2,525           2.25%        1.13%          55.9%
    1.05%            1,500           2.41%        3.66%          24.4%

INCOME-ORIENTED AND MONEY MARKET FUNDS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions

                                                          Net Realized
                                                               and
                                       Net Asset    Net    Unrealized     Total     Dividends                              Net Asset
                                       Value at   Invest-     Gain        from      from Net   Distributions               Value at
                                       Beginning   ment     (Loss) on   Investment Investment      from          Total        End
                                       of Period  Income   Investments  Operations   Income    Capital Gains Distributions of Period

   Princor Bond Fund, Inc.

     Year Ended October 31,
       1994                             $11.75   $.78(g)     $(1.47)     $ (.69)   $  (.78)        $(.01)     $  (.79)      $10.27
       1993                              10.97    .81(g)        .79        1.60       (.81)         (.01)        (.82)       11.75
       1992                              10.65    .85(g)        .32        1.17       (.85)           -          (.85)       10.97
       1991                               9.99    .88(g)        .65        1.53       (.87)           -          (.87)       10.65
       1990                              10.57    .86          (.55)        .31       (.89)           -          (.89)        9.99
       1989                              10.37    .87           .25        1.12       (.86)         (.06)        (.92)       10.57
     Period Ended October 31, 1988 (a)    9.95    .80(g)        .38        1.18       (.76)           -          (.76)       10.37

   Princor Cash Management Fund, Inc.

     Year Ended October 31,
       1994                               1.000   .033(g)        -          .033      (.033)           -         (.033)       1.000
       1993                               1.000   .026(g)        -          .026      (.026)           -         (.026)       1.000
       1992                               1.000   .036(g)        -          .036      (.036)           -         (.036)       1.000
       1991                               1.000   .061(g)        -          .061      (.061)           -         (.061)       1.000
       1990                               1.000   .074(g)        -          .074      (.074)           -         (.074)       1.000
     Four Months Ended October 31, 1989(b)1.000   .027(g)        -          .027      (.027)           -         (.027)       1.000
     Year Ended June 30,
       1989                               1.000   .080(g)        -          .080      (.080)           -         (.080)       1.000
       1988                               1.000   .060           -          .060      (.060)           -         (.060)       1.000
       1987                               1.000   .053           -          .053      (.053)           -         (.053)       1.000
       1986                               1.000   .065           -          .065      (.065)           -         (.065)       1.000
       1985                               1.000   .085           -          .085      (.085)           -         (.085)       1.000

   Princor Government Securities
   Income Fund, Inc.

     Year Ended October 31,
       1994                              11.79    .69        (1.40)        (.71)      (.68)          (.12)       (.80)       10.28
       1993                              11.44    .74          .55         1.29       (.74)          (.20)       (.94)       11.79
       1992                              11.36    .81          .12          .93       (.81)          (.04)       (.85)       11.44
       1991                              10.54    .85          .84         1.69       (.87)            -         (.87)       11.36
       1990                              10.76    .85         (.22)         .63       (.85)            -         (.85)       10.54
    Four Months Ended October 31, 1989(b)10.66    .29          .09          .38       (.28)            -         (.28)       10.76
    Year Ended June 30,
       1989                              10.33    .87          .32         1.19       (.86)            -         (.86)       10.66
       1988                              10.40    .89         (.05)         .84       (.88)          (.03)       (.91)       10.33
       1987                              10.82    .86         (.13)         .73       (.87)          (.28)      (1.15)       10.40
       1986                              10.55   1.24          .49         1.73      (1.26)          (.20)      (1.46)       10.82
     Period Ended June 30, 1985(c)       10.31    .12          .26          .38       (.14)            -         (.14)       10.55

Notes to financial highlights

(a) Period from December 18, 1987, date shares first offered to public, through October 31, 1988. Net investment income, aggregating $.10 per share for the period from the initial purchase of shares on October 30, 1987 through December 17, 1987, was recognized of which $.06 per share was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the Fund incurred net realized and unrealized losses on investments of $.09 per share during this initial interim period. This represented activities of the fund prior to the initial public offering of fund shares.

(b) Effective July 1, 1989, the fund changed its fiscal year-end from June 30 to October 3l.

(c) Period from May 21, 1985, date shares first available for offering to the public, through June 30, 1985. Net investment income and net unrealized appreciation of investments, for the period from the initial purchase of shares on April 17, 1985 through May 20, 1985, amounted to $.10 and $.21, respectively, per share. All dividends from net investment income, from April 17, 1985 through June 30, 1985, were distributed to the sole stockholder, Principal Mutual Life Insurance Company.

(d) Computed on an annualized basis.

(e) Total Return is calculated without the front-end sales charge.

(f) Total Return amounts have not been annualized.

(g) Without  the  Manager's  voluntary  waiver of a portion  of  certain of its expenses for the periods (year, except as noted in the financial statements) ended October 31 of the years indicated, the following funds would have had per share expenses and the ratios of expenses to average net assets as shown:

                               Per Share    Ratio of Expenses
                               Net Invest-   to Average Net     Amount
        Fund            Year   ment Income       Assets         Waived

Princor Bond Fund, Inc. 1994      $.77           1.09%        $ 120,999
                        1993       .79           1.07%          111,162
                        1992       .82           1.11%          110,868
                        1991       .84           1.15%          100,396
                        1988(a)    .76           1.12%(d)        31,187

Princor Cash Management
   Fund, Inc.           1994       .031           .90%          595,343
                        1993       .025           .84%          468,387
                        1992       .035           .80%          385,328
                        1991       .059           .79%          433,196
                        1990       .073          1.01%          106,841
                        1989**     .026          1.06%(d)       101,625
                        1989*      .079          1.11%            9,558

*   Year ended June 30, 1989
**  Four months ended October 31, 1989

                             Ratios/Supplemental Data


                                                    Ratio of Net
                                     Ratio of       Investment
                  Net Assets      at Expenses to    Income to       Portfolio
    Total       End of Period        Average         Average        Turnover
  Return(e)     (in thousands)      Net Assets       Net Assets        Rate




   (6.01)%      $   88,801           .95%(g)          7.27%           8.9%
   15.22%           85,015           .92%(g)          7.19%           9.3%
   11.45%           62,534           .88%(g)          7.95%           8.4%
   16.04%           37,825           .80%(g)          8.66%            .9%
    3.08%           22,719          1.22%             8.40%           3.6%
   11.54%           13,314          1.24%             8.59%           0.0%
   11.59%(f)        10,560           .70%(d)(g)       8.85%(d)       63.9%(d)




    3.40%          332,346           .70%(g)          3.27%           N/A
    2.67%          284,739           .67%(g)          2.63%           N/A
    3.71%          247,189           .65%(g)          3.66%           N/A
    6.29%          262,543           .61%(g)          5.95%           N/A
    7.65%          151,007           .93%(g)          7.36%           N/A
    2.63%(f)       124,895          1.04%(d)(g)       7.86%(d)        N/A


    8.15%          120,149          1.00%(g)          8.21%           N/A
    6.18%           51,320          1.02%             6.06%           N/A
    5.34%           45,015          1.02%             5.33%           N/A
    6.71%           35,437          1.10%             6.76%           N/A
    8.68%           26,731          1.16%             8.47%           N/A





    (6.26)%        249,438           .95%             6.35%         24.8%
    11.80%         236,718           .93%             6.38%         52.6%
     8.49%         161,565           .95%             7.04%         54.3%
    16.78%          94,613           .98%             7.80%         14.9%
     6.17%          71,806          1.07%             8.15%         22.4%
     3.63%(f)       55,702          1.07%(d)          8.18%(d)       5.2%(d)


    12.37%          56,848          .96%              8.58%          -
     8.60%          59,884          .82%              8.65%          -
     7.00%          65,961          .92%              7.93%         17.6%
    17.37%          43,576          .60%              9.33%        141.2%
     3.64%(f)       10,685          .95%(d)           9.99%(d)       5.0%(d)


INCOME-ORIENTED AND MONEY MARKET FUNDS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions

                                                          Net Realized
                                                               and
                                       Net Asset    Net    Unrealized     Total     Dividends                              Net Asset
                                       Value at   Invest-     Gain        from      from Net   Distributions               Value at
                                       Beginning   ment     (Loss) on   Investment Investment      from          Total        End
                                       of Period  Income   Investments  Operations   Income    Capital Gains Distributions of Period

   Princor High Yield Fund, Inc.

     Year Ended October 31,
       1994                            $  8.36   $ .63     $  (.51)     $  .12     $  (.65)        -         $  (.65)      $  7.83
       1993                               8.15     .71         .21         .92        (.71)        -            (.71)         8.36
       1992                               7.86     .79         .29        1.08        (.79)        -            (.79)         8.15
       1991                               7.12     .88         .80        1.68        (.94)        -            (.94)         7.86
       1990                               9.47    1.10       (2.35)      (1.25)      (1.09)     $(.01)         (1.10)         7.12
       1989                              10.44    1.10        (.83)        .27       (1.09)      (.15)         (1.24)         9.47
     Period Ended October 31, 1988 (a)    9.97     .98(i)      .38        1.36        (.89)        -            (.89)        10.44

   Princor Tax-Exempt Bond Fund, Inc.

     Year Ended October 31,
       1994                              12.62     .64       (1.54)      (.90)        (.63)      (.16)          (.79)         10.93
       1993                              11.62     .66        1.11       1.77         (.66)      (.11)          (.77)         12.62
       1992                              11.47     .68         .19        .87         (.69)      (.03)          (.72)         11.62
       1991                              10.82     .69         .68       1.37         (.70)      (.02)          (.72)         11.47
       1990                              11.06     .68        (.25)       .43         (.67)        -            (.67)         10.82
    Four Months Ended October 31, 1989(b)11.18     .22        (.12)       .10         (.22)        -            (.22)         11.06
     Year Ended June 30,
       1989                              10.40     .69         .77       1.46         (.68)        -            (.68)         11.18
       1988                              10.51     .71         .06        .77         (.72)      (.16)          (.88)         10.40
       1987                              10.75     .72        (.11)       .61         (.73)      (.12)          (.85)         10.51
     Period Ended June 30, 1986 (c)      10.95     .22        (.24)      (.02)        (.18)        -            (.18)         10.75

   Princor Tax-Exempt Cash
   Management Fund, Inc.

     Year Ended October 31,
       1994                               1.000    .021(i)        -       .021       (.021)        -           (.021)          1.000
       1993                               1.000    .020(i)        -       .020       (.020)        -           (.020)          1.000
       1992                               1.000    .028(i)        -       .028       (.028)        -           (.028)          1.000
       1991                               1.000    .043(i)        -       .043       (.043)        -           (.043)          1.000
       1990                               1.000    .053(i)        -       .053       (.053)        -           (.053)          1.000
       1989                               1.000    .058(i)        -       .058       (.058)        -           (.058)          1.000
     Period Ended October 31, 1988(d)     1.000    .005(i)        -       .005       (.005)        -           (.005)          1.000

   Princor Utilities Fund, Inc.

     Year Ended October 31, 1994         11.45     .46(i)    (2.19)     (1.73)       (.45)         (.02)        (.47)          9.25
     Period Ended October 31, 1993(e)    10.18     .35(i)     1.27       1.62        (.35)          -           (.35)         11.45

Notes to financial highlights

(a) Period from December 18, 1987, date shares first offered to public, through October 31, 1988. Net investment income, aggregating $.10 per share for the period from the initial purchase of shares on October 30, 1987 through December 17, 1987, was recognized of which $.06 per share was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the Fund incurred net realized and unrealized losses on investments of $.09 per share during this initial interim period. This represented activities of the fund prior to the initial public offering of Fund shares.

(b) Effective July 1, 1989, the fund changed its fiscal year-end from June 30 to October 3l.

(c) Period from March 20, 1986, date shares first offered to public, through June 30, 1986. Net investment income and net unrealized appreciation of investments, for the period from the initial purchase of shares on December 18, 1985 through March 19, 1986, amounted to $.14 and $.94, respectively, per share. All dividends from net investment income, from December 18, 1985 through March 19, 1986, were distributed to the sole stockholder, Principal Mutual Life Insurance Company.

(d) Period from September 30, 1988, date shares first offered to public, through October 31, 1988. Net investment income, aggregating $.005 per share, for the period from the initial purchase of shares on August 23, 1988 through September 29, 1988, was recognized and distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. This represented activities of the Fund prior to the initial public offering of Fund shares.

(e) Period from December 16, 1992, date shares first offered to public, through October 31, 1993. Net investment income, aggregating $.05 per share for the period from the initial purchase of shares on November 16, 1992 through December 15, 1992, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the fund incurred unrealized gains on investments of $.13 per share during the initial interim period. This represented activities of the fund prior to the initial public offering of fund shares.

(f) Computed on an annualized basis.

(g) Total Return is calculated without the front-end sales charge.

(h) Total Return amounts have not been annualized.

(i) Without the Manager's voluntary waiver of a portion of certain of its expenses for the periods (year except as noted) ended October 31 of the years indicated, the following funds would have had per share expenses and the ratios of expenses to average net assets as shown:

                                        Per Share   Ratio of Expenses
                                       Net Invest-   to Average Net    Amount
        Fund                   Year     ment Income      Assets        Waived

Princor High Yield
   Fund, Inc.                  1988(a)     $.95         1.33%(f)     $  32,609

Princor Tax-Exempt Cash
   Management Fund, Inc.       1994         .019         .85%          150,515
                               1993         .018         .83%          131,442
                               1992         .026         .82%          134,497
                               1991         .040         .83%          147,279
                               1990         .050         .96%          123,656
                               1989         .053        1.04%          125,604
                               1988(d)      .004         .76%(f)         2,630

Princor Utilities Fund, Inc.   1994         .41         1.50%          284,836
                               1993(e)      .32         1.54%(f)       139,439




                        Ratios/Supplemental Data


                                              Ratio of Net
                               Ratio of        Investment
             Net Assets at     Expenses         Income to         Portfolio
 Total       End of Period      Average          Average           Turnover
Return(g)   (in thousands)     Net Assets      Net Assets            Rate




  1.45%      $  19,802           1.46%            7.82%             27.2%
 11.66%         19,154           1.35%            8.57%             23.4%
 14.35%         16,359           1.41%            9.69%             28.2%
 25.63%         13,195           1.50%           12.06%             14.2%
(14.51)%         9,978           1.45%           12.99%             15.8%
 2.68%          12,562           1.43%           11.22%             19.9%
14.15%(h)       10,059            .77%(f)(i)     10.55%(f)          73.2%(f)




(7.41)%        171,425            .91%            5.49%             20.6%
15.70%         177,480            .89%            5.45%             20.3%
 7.76%         106,661            .99%            5.96%             22.9%
13.09%          62,755           1.01%            6.24%             13.1%
 4.06%          46,846           1.11%            6.31%              2.6%
  .90%(h)       36,877           1.24%(f)         6.18%(f)           5.1%

14.64%          31,278           1.07%            6.54%              2.1%
 7.76%          22,812            .95%            7.00%             11.0%
 5.60%          19,773            .70%            6.70%             40.8%
 (.16)%(h)       8,486            .20%(f)         8.60%(f)           0.0%(f)





 2.11%          79,736           .67%(i)          2.08%              N/A
 1.99%          79,223           .66%(i)          1.96%              N/A
 2.86%          69,224           .65%(i)          2.84%              N/A
 4.36%          71,469           .61%(i)          4.27%              N/A
 5.40%          58,301           .71%(i)          5.26%              N/A
 5.88%          42,639           .60%(i)          5.78%              N/A
  .47%(h)        6,000           .26%(f)(i)       5.24%(f)           N/A



(15.20)%        56,747          1.00%(i)          4.89%             13.8%
 15.92%(h)      50,372          1.00%(f)(i)       4.48%(f)           4.3%(f)

 INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The investment objectives and policies of each Fund are described below. There can be no assurance that the objectives of the Funds will be realized.

     GROWTH-ORIENTED FUNDS

     The Princor Growth-Oriented Funds currently include four Funds which seek capital appreciation through investments in equity securities (Capital Accumulation Fund, Emerging Growth Fund, Growth Fund and World Fund), one Fund which seeks a total investment return including both capital appreciation and income through investments in equity and debt securities (Balanced Fund) and one Fund which seeks growth of capital and growth of income primarily through investments in common stocks of well capitalized, established companies (Blue Chip Fund).

     The Growth-Oriented Funds may invest in the following equity securities: common stocks; preferred stocks and debt securities that are convertible into common stock, that carry rights or warrants to purchase common stock or that carry rights to participate in earnings; rights or warrants to subscribe to or purchase any of the foregoing securities; and sponsored and unsponsored American Depository Receipts (ADRs) based on any of the foregoing securities. Unsponsored ADRs are not created by the issuer of the underlying security, may be subject to fees imposed by the issuing bank that, in the case of sponsored ADRs, would be paid by the issuer of a sponsored ADR and may involve additional risks such as reduced availability of information about the issuer of the underlying security. The Blue Chip, Capital Accumulation, Emerging Growth, Growth and World Funds will seek to be fully invested under normal conditions in equity securities. When in the opinion of the Manager current market or economic conditions warrant, a Growth-Oriented Fund may, for temporary defensive purposes, place all or a portion of its assets in cash (on which the Fund would earn no income), cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes which are floating rate debt instruments without a fixed maturity, United States Government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock. When investing for temporary defensive purposes a Growth-Oriented Fund is not investing so as to achieve its investment objective. A Growth-Oriented Fund may also maintain reasonable amounts in cash or short-term debt securities for daily cash management purposes or pending selection of particular long-term investments.

Princor Balanced Fund
     The investment objective of Princor Balanced Fund is to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective. The term "reasonable risks" refers to investment decisions that in the Manager's judgment do not present a greater than normal risk of loss in light of current or anticipated future market and economic conditions, trends in yields and interest rates, and fiscal and monetary policies.

     In seeking to achieve the investment objective, the Fund invests primarily in growth and income-oriented common stocks (including securities convertible into common stocks), corporate bonds and debentures and short-term money market instruments. The Fund may also invest in other equity securities and in debt securities issued or guaranteed by the United States Government and its agencies or instrumentalities. The Fund seeks to generate real (inflation plus) growth during favorable investment periods and may emphasize income and capital preservation strategies during uncertain investment periods. The Manager will seek to minimize declines in the net asset value per share. However, there is no guarantee that the Manager will be successful in achieving this goal.

     The portions of the Fund's total assets invested in equity securities, debt securities and short-term money market instruments are not fixed, although ordinarily 40% to 70% of the Fund's portfolio will be invested in equity securities with the balance of the portfolio invested in debt securities. The investment mix will vary from time to time depending upon the judgment of the Manager as to general market and economic conditions, trends in investment yields and interest rates, and changes in fiscal or monetary policies. The Fund may invest up to 20% of its assets in foreign securities. For a description of certain investment risks associated with foreign securities, see "Risk Factors."

     The Fund may invest in all types of common stocks and other equity investments, without regard to any objective investment criteria such as size of the issue or issuer, exchange listing or seasoning. The Fund may invest in both exchange-listed and over-the-counter securities, in small or large companies, and in well-established or unseasoned companies. Also, the Fund's investments in corporate bonds and debentures and money market instruments are not restricted by credit ratings or other objective investment criteria, except with respect to bank certificates of deposit as set forth below. Some of the fixed income securities in which the Fund may invest may be considered to include speculative characteristics and the Fund may purchase such securities that are in default but does not currently intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's or Baa by Moody's. The rating services' descriptions of BBB or Baa securities are as follows: Moody's Investors Service, Inc. Bond Ratings -- Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Standard & Poor's Corporation Bond Ratings -- BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. See the discussion of the Princor High Yield Fund for information concerning risks associated with below-investment grade bonds. The Fund will not concentrate its investments in any industry.

     In selecting common stocks, the Manager seeks companies which the Manager believes have predictable earnings increases and which, based on their future growth prospects, may be currently undervalued in the market place. During periods when the Manager determines that general economic conditions are favorable, it will generally purchase common stocks with the objective of long-term capital appreciation. From time to time, and in periods of economic uncertainty, the Manager may purchase common stocks with the expectation of price appreciation over a relatively short period of time.

     To achieve its investment objective, the Fund may at times emphasize the generation of interest income by investing in short, medium or long-term debt securities. Investment in debt securities may also be made with a view to realizing capital appreciation when the Manager believes that declining interest rates may increase market values. The Fund may also purchase "deep discount bonds," i.e., bonds which are selling at a substantial discount from their face amount, with a view to realizing capital appreciation.

      The Fund may invest in the following  short-term money market investments:
U.S. Treasury bills, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper and commercial paper master notes which are floating rate debt instruments without a fixed maturity. The Fund will only invest in domestic bank certificates of deposit issued by banks which are members of the Federal Reserve System that have total deposits in excess of one billion dollars.

     The United States Government securities in which the Fund may invest consist of U.S. Treasury obligations and obligations of certain agencies, such as the Government National Mortgage Association, which are supported by the full faith and credit of the United States, as well as obligations of certain other Federal agencies or instrumentalities, such as the Federal National Mortgage Association, Federal Land Banks and the Federal Farm Credit Administration, which are backed only by the right of the issuer to borrow limited funds from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase such obligations or by the credit of the agency or instrumentality itself.

Princor Blue Chip Fund
     The objective of Princor Blue Chip Fund is growth of capital and growth of income. Growth of income means increasing the Fund's investment income which is primarily derived from dividends earned on portfolio securities. In seeking to achieve its objective, the Fund will invest primarily in common stocks of well capitalized, established companies which the Fund's manager believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund will invest at least 65%, and may invest up to 100%, of its total assets in the common stocks of blue chip companies.

     Blue  chip   companies   are  defined  as  those   companies   with  market
capitalizations of at least $200 million. Blue chip companies are generally identified by their substantial capitalization, established history of earnings and dividends, easy access to credit, good industry position and superior management structure. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares results in a relatively high degree of liquidity for such investments. The characteristics of high quality and high liquidity of blue chip investments should make the market for such stocks attractive to many investors.

     Examples of blue chip companies currently eligible for investment by the Fund include, but are not limited to, companies such as General Electric Company, Ford Motor Company, Exxon Corporation, Merck & Company, Inc., Digital Equipment Corporation, Capital Cities ABC, Inc., J.P. Morgan & Co. and Coca Cola Company. In general, the Fund will seek to invest in those established, high quality companies whose industries are experiencing favorable secular or cyclical change.

     The Fund's Manager may invest up to 35% of the Fund's total assets in equity securities, other than common stock, issued by companies that meet the investment criteria for blue chip companies and in equity securities issued by companies that do not meet those criteria. The Manager does not intend to invest regularly in speculative securities, which are those issued by new, unseasoned companies or by companies that have limited product lines, markets, financial resources or management, but it may from time to time invest not more than 5% of the Fund's total assets in those kinds of securities. The Fund may invest up to 20% of its assets in securities of foreign issuers. The foreign securities in which the Fund may invest need not be issued by companies that meet the investment criteria for blue chip companies. For a description of certain investment risks associated with foreign securities, see "Risk Factors."

 Princor Capital Accumulation Fund
     The primary objective of Princor Capital Accumulation Fund is long-term capital appreciation. A secondary objective is growth of investment income.

     The Fund will invest primarily in common stocks, but it may invest in other equity securities. In making selections for the Fund's investment portfolio, the Manager will use an approach described broadly as that of fundamental analysis, which is discussed in the Statement of Additional Information. In pursuit of the Fund's investment objectives, investments will be made in securities which as a group appear to offer long-term prospects for capital and income growth.
Securities chosen for investment may include those of companies which the Manager believes can reasonably be expected to share in the growth of the nation's economy over the long term.

Princor Emerging Growth Fund
     The objective of Princor Emerging Growth Fund is to achieve long-term capital appreciation. The strategy of this Fund is to invest primarily in the common stocks and securities (both debt and preferred stock) convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of the Manager, are responsive to changes within the marketplace and have the fundamental characteristics to support growth. In pursuing its objective of capital appreciation, the Fund may invest, for any period of time, in any industry and in any kind of growth-oriented company, whether new and unseasoned or well known and established. Under normal market conditions, the Fund will invest at least 65% of its assets in securities of companies having a total market capitalization of $1 billion or less. The Fund may invest up to 20% of its assets in securities of foreign issuers. For a description of certain investment risks associated with foreign securities, see "Risk Factors."

     There can be, of course, no assurance that the Fund will attain its objective. Investment in emerging and other growth-oriented companies may involve greater risk than investment in other companies. The securities of growth-oriented companies may be subject to more abrupt or erratic market movements, and many of them may have limited product lines, markets, financial resources or management. Because of these factors and of the length of time that may be required for full development of the growth prospects of some of the companies in which the Fund invests, the Fund believes that its shares are suitable only for persons who are able to assume the risk of investing in securities of emerging and growth-oriented companies and prepared to maintain their investment during periods of adverse market conditions. Investors should not rely on the Fund for their short-term financial needs. Since the Fund will not be seeking current income, investors should not view a purchase of Fund shares as a complete investment program.

Princor Growth Fund
     The objective of Princor Growth Fund is growth of capital. Realization of current income will be incidental to the objective of growth of capital.

     The Fund will invest primarily in common stocks, but it may invest in other equity securities. In making selections for the Fund's investment portfolio, the Manager will use an approach described broadly as that of fundamental analysis, which is discussed in the Statement of Additional Information. In pursuit of the Fund's investment objective, investments will be made in securities which as a group appear to possess potential for appreciation in market value. Common stocks chosen for investment may include those of companies which have a record of sales and earnings growth that exceeds the growth rate of corporate profits of the S&P 500 or which offer new products or new services. The policy of investing in securities which have a high potential for growth of capital can mean that the assets of the Fund may be subject to greater risk than securities which do not have such potential.

Princor World Fund
     The investment objective of Princor World Fund is to seek long-term growth of capital through investment in a portfolio of equity securities of companies domiciled in any of the nations of the world. In choosing investments in equity securities of foreign and United States corporations, the Manager intends to pay particular attention to long-term earnings prospects and the relationship of then-current prices to such prospects. Short-term trading is not generally intended, but occasional investments may be made for the purpose of seeking short-term or medium-term gain. The Fund expects its investment objective to be met over long periods which may include several market cycles. For a description of certain investment risks associated with foreign securities, see "Risk Factors."

     For temporary defensive purposes, the World Fund may invest in the same kinds of securities as the other Growth-Oriented Funds whether issued by domestic or foreign corporations, governments, or governmental agencies, instrumentalities or political subdivisions and whether denominated in United States dollars or some other currency.

     The Fund intends that its investments normally will be allocated among various countries. Although there is no limitation on the percentage of assets that may be invested in any one country or denominated in any one currency, the Fund intends under normal market conditions to have at least 65% of its assets invested in securities issued by corporations of at least three countries, one of which may be the United States. Investments may be made anywhere in the world, but it is expected that primary consideration will be given to investing in the securities issued by corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia) that have developed economies. Changes in investments may be made as prospects change for particular countries, industries or companies.

     The Fund may invest in the securities of other investment companies but may not invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Fund's Manager will waive its management fee on the Fund's assets invested in securities of other open-end investment companies. The Fund will generally invest only in those investment companies that have investment policies requiring investment in securities comparable in quality to those in which the Fund invests.

     INCOME-ORIENTED FUNDS

     The Princor Funds currently include four Funds which seek a high level of income through investments in fixed-income securities and one fund which seeks current income and long-term growth of income and capital through investments in equity and fixed-income securities of public utilities companies. These Funds are Princor Bond Fund, Princor Government Securities Income Fund, Princor High Yield Fund, Princor Tax-Exempt Bond Fund, and Princor Utilities Fund, collectively referred to as the "Income-Oriented Funds." Each Fund has rating limitations with regard to the quality of securities that may be held in the portfolio. The rating limitations apply at the time of acquisition of a security and any subsequent change in a rating by a rating service will not require elimination of a security from the Fund's portfolio. The Statement of Additional Information contains descriptions of the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Corporation ("S&P").

Princor Bond Fund
     The investment objective of Princor Bond Fund is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

     In seeking to achieve the investment objective, the Fund will predominantly invest in marketable fixed-income securities. Investments will be made generally on a long-term basis, but the Fund may make short-term investments from time to time as deemed prudent by the Manager. Longer maturities typically provide better yields but will subject the Fund to a greater possibility of substantial changes in the values of its portfolio securities as interest rates change.

     Under normal circumstances, the Fund will invest at least 65% of its assets in bonds in one or more of the following categories: (i) corporate debt securities and taxable municipal obligations, which at the time of purchase have an investment grade rating within the four highest grades used by S&P (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa) or which, if nonrated, are comparable in quality in the opinion of the Fund's Manager; (ii) similar Canadian corporate, Provincial and Federal Government securities payable in U.S. funds; and (iii) securities issued or guaranteed by the United States Government or its agencies or instrumentalities. The balance of the Fund's assets may be invested in the following securities: domestic and foreign corporate debt securities, preferred stocks, common stocks that provide returns that compare favorably with the yields on fixed income investments, common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants acquired with debt securities or otherwise and foreign government securities. The debt securities and preferred stocks in which the Fund invests may be convertible or nonconvertible. Securities rated below BBB or Baa are commonly referred to as junk bonds. The Fund does not intend to purchase debt securities rated lower than Ba3 by Moody's or BB- by S&P (bonds which are judged to have speculative elements; their future cannot be considered as well-assured). The rating services' descriptions of BBB or Baa securities are as follows: Moody's Investors Service, Inc. Bond Ratings -- Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Standard & Poor's Corporation Bond Ratings -- BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories. See the discussion of the Princor High Yield Fund for information concerning risks associated with below investment grade bonds.

     During the fiscal year ended October 31, 1994, the percentage of the Fund's portfolio securities invested in the various ratings established by Moody's, based upon the weighted average ratings of the portfolio, was as follows:

                Moody's Rating                             Portfolio Percentage
                      Aa                                           .91%
                      A                                          13.56
                      Baa                                        70.46
                      Ba                                         14.56
                      B                                            .51

     The above percentage for A rated securities include .39% of unrated securities which have been determined by the Manager to be of comparable quality.

     Cash equivalents in which the Fund invests include corporate commercial paper rated A-1+, A-1 or A-2 by S&P or P-1 or P-2 by Moody's, unrated commercial paper issued by corporations with outstanding debt securities rated in the four highest grades by S&P and Moody's and bank certificates of deposit and bankers' acceptances issued or guaranteed by national or state banks and repurchase agreements considered by the Fund to have investment quality. Under unusual market or economic conditions, the Fund for temporary defensive purposes may invest up to 100% of its assets in cash or cash equivalents.

Princor Government Securities Income Fund
     The objective of Princor Government Securities Income Fund is a high level of current income, liquidity and safety of principal.

     The Fund will invest in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and in repurchase agreements collateralized by such obligations. Such securities include Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type, Federal National Mortgage Association ("FNMA") Obligations, Federal Home Loan Mortgage Corporation ("FHLMC") Certificates and Student Loan Marketing Association ("SLMA") Certificates and other U.S. Government Securities. GNMA is a wholly-owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately-owned corporation, FHLMC, a federal corporation, and SLMA, a government sponsored stockholder-owned organization, are instrumentalities of the United States. The securities and guarantees of FNMA, FHLMC and SLMA are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. The Fund may maintain reasonable amounts of cash or short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of long-term investments.

     Depending on market conditions, a substantial portion of the assets may be invested in GNMA Certificates of the modified pass-through type and in repurchase agreements collateralized by such obligations. GNMA is a United States Government corporation within the Department of Housing and Urban Development. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Such loans are made by lenders such as mortgage bankers, insurance companies, commercial banks and savings and loan associations. Then, they are either insured by the Federal Housing Administration (FHA) or they are guaranteed by the Veterans Administration (VA) or Farmers Home Administration (FmHA). The lender or other prospective issuer creates a specific pool of such mortgages, which it submits to GNMA for approval. After approval, a GNMA Certificate is typically offered by the issuer to investors through securities dealers.

     GNMA Certificates differ from bonds in that the principal is scheduled to be paid back by the borrower on a monthly basis over the life of the loan rather than returned in a lump sum at maturity. Modified pass-through GNMA Certificates, which are the only kind in which the Fund intends to invest, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of the issuer and GNMA fee of .5% prescribed by regulation), regardless of whether or not the mortgagor has made such payment. The timely payment of interest and principal is guaranteed by the full faith and credit of the United States Government.

     Although the payment of interest and principal is guaranteed, the guarantee does not extend to the value of a GNMA Certificate or the value of the shares of the Fund. The market value of a GNMA Certificate typically will fluctuate to reflect changes in prevailing interest rates. It falls when rates increase (as does the market value of other debt securities) and it rises when rates decline (but it may not rise on a comparable basis with other debt securities because of its prepayment feature), and, therefore, may be more or less than the face amount of the GNMA Certificate, which reflects the aggregate principal amount of the underlying mortgages. As a result the net asset value of Fund shares will fluctuate as interest rates change.

     Mortgagors may pay off their mortgages at any time. Expected prepayments of the mortgages can affect the market value of the GNMA Certificate, and actual prepayments can affect the return ultimately received. Prepayments, like scheduled payments of principal, are reinvested by the Fund at prevailing interest rates which may be less than the rate on the GNMA Certificate. Prepayments are likely to increase as the interest rate for new mortgages moves lower than the rate on the GNMA Certificate. Moreover, if the GNMA Certificate had been purchased at a premium above principal because its rate exceeded prevailing rates, the premium is not guaranteed and a decline in value to par may result in a loss of the premium especially in the event of prepayment.

     The FNMA and FHLMC securities in which the Fund invests are very similar to GNMA certificates as described above but are not guaranteed by the full faith and credit of the United States but rather by the agency itself. FNMA and FHLMC securities are rated Aaa by Moody's and AAA by Standard & Poor's. These ratings reflect the status of FNMA and FHLMC as federal agencies as well as the important role each plays in financing purchases of homes in the U.S.

     Student Loan Marking Association is a government sponsored stockholder-owned organization whose goal is to provide liquidity to financial and educational institutions. SLMA provides liquidity by purchasing student loans, which are principally government guaranteed loans issued under the Federal Guaranteed Student Loan Program and the Health Education Assistance Loan Program. SLMA securities are not guaranteed by the U.S. Government but are obligations solely of the agency. SLMA senior debt issues in which the Fund invests are rated AAA by Standard & Poor's and Aaa by Moody's.

     There are other obligations issued or guaranteed by the United States Government (such as U.S. Treasury securities) or by its agencies or instrumentalities that are either supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality. Included in the latter category are Federal Home Loan Bank and Farm Credit Banks. Obligations not guaranteed by the United States Government are highly rated because they are issued by indirect branches of government. Such paper is issued as needs arise by an agency and is traded regularly in denominations similar to those in which government obligations are traded.

     The Fund will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities for inclusion in its portfolio in anticipation of a decline in interest rates.

     As a hedge against changes in interest rates, the Fund may enter into contracts with dealers in GNMA Certificates whereby the Fund agrees to purchase or sell an agreed-upon principal amount of GNMA Certificates at a specified price on a certain date. The Fund may enter into similar purchase agreements with issuers of GNMA Certificates other than Principal Mutual Life Insurance Company. The Fund may also purchase optional delivery standby commitments which give the Fund the right to sell particular GNMA Certificates at a specified price on a specified date. Failure of the other party to such a contract or commitment to abide by the terms thereof could result in a loss to the Fund. To the extent the Fund engages in delayed delivery transactions it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. Liability accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. From the time the Fund becomes obligated to purchase securities on a delayed delivery basis, the Fund has all the rights and risks attendant to the ownership of a security except that no interest accrues to the purchaser until delivery. At the time the Fund enters into a binding obligation to purchase such securities, Fund assets of a dollar amount sufficient to make payment for the securities to be purchased will be segregated. The availability of liquid assets for this purpose and the effect of asset segregation on the Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly will limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of the Fund's total assets that may be committed to transactions in such agreements.

Princor High Yield Fund
     Princor High Yield Fund's primary investment objective is high current income. Capital growth is a secondary objective when consistent with the objective of high current income. This Fund is designed for investors willing to assume additional risk in return for above average income.

     In seeking to attain the Fund's objective of high current income, the Fund invests primarily in high yielding, lower or nonrated fixed-income securities (commonly known as "junk bonds"), constituting a diversified portfolio which the Fund Manager believes does not involve undue risk to income or principal. Normally, at least 80% of the Fund's assets will be invested in debt securities, convertible securities (both debt and preferred stock) or preferred stocks that are consistent with its primary investment objective of high current income. The Fund's remaining assets may be invested in common stocks and other equity securities in which the Growth-Oriented Funds may invest when these types of investments are consistent with the objective of high current income.

     The Fund seeks to invest its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P or in unrated securities which the Fund's Manager believes are of comparable quality. These securities are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and to repay principal in accordance with the terms of the obligation. The Fund will not invest in securities rated below Caa by Moody's and below CCC by S&P.

     The rating services' descriptions of securities rating categories in which the Fund may normally invest are as follows:

     Moody's Investors Service, Inc. Bond Ratings - Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B:
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation Bond Ratings - BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The higher-yielding, lower-rated securities in which the High Yield Fund invests present special risks to investors. The market value of lower-rated securities may be more volatile than that of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly-rated securities, which reflect primarily fluctuations in general levels of interest rates. Periods of economic uncertainty and change can be expected to result in increased volatility in the market value of lower-rated securities. Further, such securities may be subject to greater risks of loss of income and principal, particularly in the event of adverse economic changes or increased interest rates, because their issuers generally are not as financially secure or as creditworthy as issuers of higher-rated securities. Additionally, to the extent that there is not a national market system for secondary trading of lower-rated securities, there may be a low volume of trading in such securities which may make it more difficult to value or sell those securities than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

     Investors should recognize that the market for higher-yielding, lower-rated securities is a relatively recent development that has not been tested by an economic recession. An economic downturn may severely disrupt the market for such securities and cause financial stress to the issuers which may adversely affect the value of the securities held by the High Yield Fund and the ability of the issuers of the securities held by it to pay principal and interest. A default by an issuer may result in the Fund incurring additional expenses to seek recovery of the amounts due it.

     Some of the securities in which the Fund invests contain call provisions. If the issuer of such a security exercises a call provision in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Further, a higher-yielding security's value will decrease in a rising interest rate market, which will be reflected in the Fund's net asset value per share.

     Investors should carefully consider their ability to assume the risks of investing in lower-rated securities before making an investment in the Fund, and should be prepared to maintain their investment during periods of adverse market conditions. Investors should not rely on the Fund for their short-term financial needs.

     The Fund seeks to minimize the risks of investing in lower-rated securities through diversification, investment analysis and attention to current developments in interest rates and economic conditions. Because the Fund invests primarily in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Manager's ability than would be the case if the Fund were investing in securities in the higher rating categories. Although the Fund's Manager considers security ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. There are risks in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities, and credit rating agencies may fail to make timely changes in credit ratings to reflect subsequent events. The Manager's analysis includes traditional security analysis considerations such as the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. In addition, the Manager analyzes general business conditions and other factors such as anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. The Manager continuously monitors the issuers of portfolio securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities' liquidity so the Fund can meet redemption requests. During the fiscal year ended October 31, 1994, the percentage of the Fund's portfolio securities invested in the various ratings established by Moody's, based upon the weighted average ratings of the portfolio, was as follows:

                 Moody's Rating                             Portfolio Percentage
                       Baa                                         2.23%
                       Ba                                         40.24
                        B                                         57.53

     The above percentages for B rated securities include 3.03% of unrated securities which have been determined by the Manager to be of comparable quality.

     There may be times when, in the Manager's judgment, unusual market or economic conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times the Manager may employ alternative strategies, primarily seeking to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may temporarily invest in money-market instruments of all types, higher-rated fixed-income securities or any other fixed-income securities that the Fund considers consistent with such strategy. The yield to maturity on these securities would generally be lower than the yield to maturity on lower-rated fixed-income securities. It is impossible to predict when, or for how long, such alternative strategies will be utilized.

     The Fund's Manager buys and sells securities for the Fund principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates. From time to time, consistent with its investment objectives, the Fund may sell securities that have appreciated in value because of declines in interest rates. It may also trade securities for the purpose of seeking short-term profits. Securities may be sold in anticipation of a market decline or bought in anticipation of a market rise. They may also be traded for securities of comparable quality and maturity to take advantage of perceived short-term disparities in market values or yields.

Princor Tax-Exempt Bond Fund
     The objective of Princor Tax-Exempt Bond Fund is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of securities issued by or on behalf of state or local governments or other public authorities. Interest on these obligations ("Municipal Obligations") is exempt from federal income tax in the opinion of bond counsel to the issuer.

     The Fund will invest, during normal market conditions, at least 80% of its total assets in Municipal Obligations which, at the time of purchase, meet the following standards: (a) Municipal Bonds rated within the four highest grades by
(i) Moody's, these ratings are: Aaa, Aa, A and Baa or (ii) S&P, these ratings are: AAA, AA, A and BBB; (b) Municipal Notes rated within the highest grade by Moody's (MIG-1) or S&P (SP-1); (c) Municipal Commercial Paper rated within the highest grade by Moody's (Prime-1) or S&P (A-1); and (d) unrated Municipal Obligations comparable in quality to those described above in the opinion of the Fund's Manager.

     The Fund may invest up to 20% of its total assets in Municipal Obligations that do not meet the standards required for the balance of the portfolio as set forth above. Securities rated below BBB or Baa are commonly referred to as junk bonds. These investments normally will provide an opportunity for higher yield but will be more speculative than Municipal Obligations that meet higher standards. They typically will entail greater price volatility and a higher risk of default, that is, the nonpayment of interest and principal by the issuer. The Fund does not intend to purchase Municipal Obligations that would be in default as to payment of either interest or principal at the time of purchase. As a result, it will not purchase Municipal Bonds rated lower than B by Moody's or S&P (bonds that are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation) or Municipal Notes or Municipal Commercial Paper which is unrated by either Moody's or S&P and which in the opinion of the Fund's Manager is not comparable in quality to rated obligations. See the discussion of the Princor High Yield Fund for information concerning risks associated with below-investment grade bonds.

     The Fund may also invest from time to time in the following taxable securities which mature one year or less from the time of purchase: Obligations issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government securities"), domestic bank certificates of deposit and bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements ("Taxable Investments"). The Fund will make Taxable Investments primarily for liquidity purposes or as a temporary investment of cash pending its investment in Municipal Obligations. During normal market conditions, the Fund will not invest more than 20% of its total assets in Taxable Investments, the Municipal Obligations identified in the preceding paragraph and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax. The Fund, however, may temporarily invest more than 20% of its assets in Taxable Investments when in the opinion of the Fund's Manager it is advisable to do so for defensive purposes because of market conditions.

     The Fund may not invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities), but it may invest without limit in debt obligations of issuers located in the same state and in debt obligations which are repayable out of revenue sources generated from economically related projects or facilities. Sizeable investments in such obligations could involve an increased risk to the Fund since an economic, business or political development or change affecting one security could also affect others. The Fund may also invest without limit in industrial development bonds, which are issued by industrial development authorities but may be backed only by the assets and revenues of the non-governmental entities that use the facilities financed by the bonds.

     During the fiscal year ended October 31, 1994, the percentage of the Fund's portfolio securities invested in the various ratings established by Moody's, based upon the weighted average ratings of the portfolio, was as follows:

                Moody's Rating                             Portfolio Percentage
                     Aaa                                          .41%
                     AA                                         14.29
                      A                                         22.19
                     Baa                                        55.40
                     Ba                                          7.71

     The above percentages for A and Baa rated securities include unrated securities in the amount of 2.29% and 4.35%, respectively, which have been determined by the Manager to be of comparable quality.

     The Fund will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities for inclusion in its portfolio in anticipation of a decline in interest rates.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Fund to pay "exempt interest" dividends may be adversely affected and the Fund would reevaluate its investment objective and policies and consider changes in its structure.

Princor Utilities Fund
     The investment objective of Princor Utilities Fund is to provide current income and long-term growth of income and capital. The Fund seeks to achieve its investment objective by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry. The term "public utilities industry" consists of companies engaged in the manufacture, production, generation, transmission, sale and distribution of gas and electric energy, as well as companies engaged in the communications field, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, but excluding public broadcasting companies. For purposes of the Fund, a company will be considered to be in the public utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from the public utilities industry. Under normal market conditions, the Fund, as an investment policy, will invest at least 65%, and may invest up to 100%, of its total assets in securities of companies in the public utilities industry, and as a matter of fundamental policy will invest no less than 25% of its total assets in those securities. As a non-fundamental policy, the Fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.

     The Fund invests in both equity securities (as defined previously under "Growth-Oriented Funds") and fixed- income securities (bonds and preferred stock) in the public utilities industry. The Fund does not have any set policies to concentrate within any particular segment of the utilities industry. The Fund will shift its asset allocation without restriction between types of utilities and between equity and fixed-income securities based upon the Manager's determination of how to achieve the Fund's investment objective in light of prevailing market, economic and financial conditions. For example, at a particular time the Manager may choose to allocate up to 100% of the Fund's assets in a particular type of security (for example, equity securities) or in a specific utility industry segment (for example, electric utilities).

Fixed-income securities in which the Fund may invest are debt securities and preferred stocks, which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P, or which, if unrated, are deemed to be of comparable quality by the Fund's Manager. A description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information. The rating services' descriptions of Baa or BBB securities are as follows:
Moody's Investors Service, Inc. Bond ratings -- Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Standard and Poor's Corporation Bond Ratings -- BBB:
Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     If a fixed-income security held by the Fund is rated BBB or Baa and is subsequently down graded by a rating agency, the Fund will retain such security in its portfolio until the Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund.

     While the Fund will invest primarily in the securities of public utility companies, it may invest up to 35% of its total assets in those securities that are permissible investments for the Balanced Fund. See "Princor Balanced Fund" and "Certain Investment Policies and Restrictions." However the Fund will not invest in fixed-income securities rated below Baa by Moody's or BBB by S&P.

     When in the opinion of the Manager current market or economic conditions warrant, the Fund may for temporary defensive purposes place all or a portion of its assets in cash, on which the Fund would earn no income, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes or United States Government securities. When investing for temporary defensive purposes the Fund is not investing so as to achieve its investment objective. The Fund may also maintain reasonable amounts of cash or short-term debt securities for daily cash management purposes or pending selection of particular long-term investments.

     The public utilities industry as a whole has certain characteristics and risks particular to that industry. Unlike industrial companies, the rates which utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a utility company's earnings and dividends in times of decreasing costs, but conversely will tend to adversely affect earnings and dividends when costs are rising. In addition, the value of public utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

     Among the risks affecting the utilities industry are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation and effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

     MONEY MARKET FUNDS

     The Princor Funds currently include two Funds which seek a high level of income through investments in short-term securities. These Funds are Princor Cash Management Fund and Princor Tax-Exempt Cash Management Fund, together referred to as the "Money Market Funds." Securities in which the Money Market Funds will invest may not yield as high a level of current income as securities of lower quality and longer maturities which generally have less liquidity, greater market risk and more fluctuation.

     Each of the Money Market Funds will limit its portfolio investments to United States dollar denominated instruments that the Manager, subject to the oversight of the Board of Directors, determines present minimal credit risks and which at the time of acquisition are "Eligible Securities" as that term is defined in regulations issued under the Investment Company Act of 1940.
Eligible Securities include:

    (1) A security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated in respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations; or

    (2) A security that at the time of issuance was a long-term security with a remaining maturity of 397 calendar days or less, and whose issuer has received from a nationally recognized statistical rating organization a rating, with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the security, in one of the two highest rating categories for short-term debt obligations; or

    (3) an unrated security that is of comparable quality to a security meeting the requirements of (1) or (2) above, as determined by the board of directors.

    Princor Cash Management Fund will not invest more than 5% of its total assets in the following securities:

    (1) Securities which, when acquired by the Fund (either initially or upon any subsequent rollover), are rated in the second highest rating category for short-term debt obligations;

    (2) Securities which at the time of issuance were long-term securities but when acquired by the Fund have a remaining maturity of 397 calendar days or less, if the issuer of such securities is rated, with respect to a class of comparable short-term debt obligations, in the second highest rating category for short-term obligations; and

    (3) Securities which are unrated but are determined by the Fund's Board of Directors to be of comparable quality to securities rated in the second highest rating category for short-term debt obligations.

     Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Each Fund intends to hold its investments until maturity, but may on occasion trade securities to take advantage of market variations. Also, revised valuations of an issuer or redemptions may result in sales of portfolio investments prior to maturity or at a time when such sales might otherwise not be desirable. Each Fund's right to borrow to facilitate redemptions may reduce the need for such sales. The sale of portfolio securities would be a taxable event. See "Tax Treatment of the Funds, Dividends and Distributions." It is the policy of the Money Market Funds to be as fully invested as reasonably practical at all times to maximize current income.

     Since portfolio assets of the Money Market Funds will consist of short-term instruments, replacement of portfolio securities will occur frequently. However, since these Funds expect to usually transact purchases and sales of portfolio securities with issuers or dealers on a net basis, it is not anticipated that the Funds will pay any significant brokerage commissions. The Funds are free to dispose of portfolio securities at any time, when changes in circumstances or conditions make such a move desirable in light of their investment objectives.

Princor Cash Management Fund
     The objective of Princor Cash Management Fund is to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing its assets in a portfolio of money market instruments. These money market instruments are U.S. Government Securities, U.S. Government Agency Securities, Bank Obligations, Commercial Paper, Short-term Corporate Debt and Repurchase Agreements, which are described briefly below and in more detail in the Statement of Additional Information.

     U.S. Government Securities are securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.

     U.S. Government Agency Securities are obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whether supported by the full faith and credit of the U.S. Treasury or only by the credit of a particular agency or instrumentality.

     Bank Obligations consist of certificates of deposit which are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return and bankers acceptances which are time drafts drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

     Commercial Paper is short-term promissory notes issued by corporations primarily to finance short-term credit needs.

     Short-term Corporate Debt consists of notes, bonds or debentures which at the time of purchase have one year or less remaining to maturity.

     Repurchase Agreements are transactions under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate. Generally, Repurchase Agreements are of short duration, usually less than a week but on occasion for longer periods.

Princor Tax-Exempt Cash Management Fund
     The objective of Princor Tax-Exempt Cash Management Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent, in the view of the Fund's management, with stability of principal and the maintenance of liquidity. The Fund seeks to achieve its objective through investment in a professionally managed portfolio of high quality, short-term obligations that have been issued by or on behalf of state or local governments or other public authorities and that pay interest which is exempt from federal income tax in the opinion of bond counsel to the issuer ("Municipal Obligations").

     The Fund may invest in Municipal Obligations with fixed, variable or floating interest rates and may invest in participation interests in pools of Municipal Obligations held by banks or other financial institutions. The Fund may treat a variable or floating interest rate obligation as maturing before its ultimate maturity date if the Fund has acquired a right to sell the obligation that meets requirements established by the Securities and Exchange Commission.

     The Fund expects to invest primarily in variable rate or floating rate instruments. Typically such instruments carry demand features permitting the Fund to redeem at par upon specified notice. The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value. The Manager will monitor on an ongoing basis the pricing, quality and liquidity of such instruments and will similarly monitor the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Fund will treat the maturity of each variable rate demand obligation as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     The Fund may also invest in bond anticipation notes, tax anticipation notes, revenue anticipation notes, construction loan notes and bank notes issued by governmental authorities to commercial banks as evidence of borrowings. Since these short-term securities frequently serve as interim financing pending receipt of anticipated funds from the issuance of long-term bonds, tax collections or other anticipated future revenues, a weakness in an issuer's ability to obtain such funds as anticipated could adversely affect the issuer's ability to meet its obligations on these short-term securities.

     The Fund may also invest from time to time on a temporary basis in the following taxable securities which mature 397 days or less from the time of purchase: Obligations issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government securities"), domestic bank certificates of deposit and bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements ("Temporary Investments"). The Fund will make Temporary Investments primarily for liquidity purposes or as a temporary investment of cash pending its investment in Municipal Obligations. During normal market conditions, the Fund will not invest more than 20% of its total assets in Temporary Investments. The Fund, however, may temporarily invest more than 20% of its assets in Temporary Investments when in the opinion of the Fund's Manager it is advisable to maintain a temporary "defensive" posture.

     The Fund may invest in the securities of other open-end investment companies but may not invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Fund's Manager will waive its management fee on the Fund's assets invested in securities of other open-end investment companies. The Fund will generally invest in other investment companies only for short-term cash management purposes when the advisor anticipates the net return from the investment to be superior to alternatives then available. The Fund will generally invest only in those investment companies that have investment policies requiring investment in securities comparable in quality to those in which the Fund invests.

     The Fund may not invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities), but it may invest without limit in debt obligations of issuers located in the same state and in debt obligations which are repayable out of revenue sources generated from economically related projects or facilities. Sizeable investments in such obligations could involve an increased risk to the Fund since an economic, business or political development or change affecting one security could also affect others. The Fund may also invest without limit in industrial development bonds, which are issued by industrial development authorities but may be backed only by the assets and revenues of the non-governmental entities that use the facilities financed by the bonds. The Fund, however, will not invest more than 20% of its total assets in any Municipal Obligation the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax, and during normal market conditions, it will limit its investments in such securities and in Temporary Investments to 20% of its total assets.

     Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or any state extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Fund to pay "exempt interest" dividends may be adversely affected, and the Fund would reevaluate its investment objective and policies and consider changes in its structure.

CERTAIN INVESTMENT POLICIES AND RESTRICTIONS

     Following is a discussion of certain investment practices that the Funds may use in an effort to achieve their respective investment objectives.

Repurchase Agreements/Lending Portfolio Securities

     Each of the Funds may enter into repurchase agreements with, and each of the Funds, except the Capital Accumulation Fund, Growth Fund and Cash Management Fund, may lend its portfolio securities to, unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligations, and the Fund is delayed or prevented from recovering on the collateral. See the Statement of Additional Information for further information regarding the credit risks associated with repurchase agreements and the standards adopted by each Fund's Board of Directors to deal with those risks. None of the Funds intends either (i) to enter into repurchase agreements that mature in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would amount to more than 15% (10% for the Government Securities Income Fund) of its total assets or (ii) to lend securities in excess of 30% of its total assets.

Forward Commitments

     From time to time, each of the Income-Oriented Funds and the Balanced Fund may enter into forward commitment agreements which call for the Fund to purchase or sell a security on a future date and at a price fixed at the time the Fund enters into the agreement. Each of these Funds may also acquire rights to sell its investments to other parties, either on demand or at specific intervals.

Warrants

     Each of the Funds, except the Cash Management Fund, Government Securities Income Fund and Tax-Exempt Bond Fund, may invest in warrants up to 5% of its assets, of which not more than 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. For the World Fund, the 2% limitation also applies to warrants not listed on the Toronto Stock Exchange.

Borrowing

     As a matter of fundamental policy, each Fund may borrow money only for temporary or emergency purposes. Each of the Funds, except the Balanced Fund, Blue Chip Fund, Bond Fund, Emerging Growth Fund, Government Securities Income Fund, High Yield Fund, Utilities Fund and World Fund, may borrow only from banks. Further, each Fund may borrow only in an amount not exceeding 5% of its assets, except:

    (1) the Capital Accumulation Fund and Growth Fund, each of which may borrow only in an amount not exceeding the lesser of (i) 5% of the value of its assets less liabilities other than such borrowings, or (ii) 10% of its assets taken at cost at the time the borrowing is made;

    (2) the Cash Management Fund which may borrow only in an amount not exceeding the lesser of (i) 5% of the value of its assets, or (ii) 10% of the value of its net assets taken at cost at the time the borrowing is made; and

    (3) the Tax-Exempt Cash Management Fund which may borrow in an amount which permits it to maintain a 300% asset coverage and while any such borrowing exceeds 5% of the Fund's total assets no additional purchases of investment securities will be made. If due to market fluctuations or other reasons the Fund's asset coverage falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

Options

     The Balanced Fund, Blue Chip Fund, Bond Fund, Emerging Growth Fund, Government Securities Income Fund, High Yield Fund, Utilities Fund and World Fund may purchase covered spread options, which would give the Fund the right to sell a security that it owns at a fixed dollar spread or yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. These same Funds may also purchase and sell financial futures contracts, options on financial futures contracts and options on securities and securities indices, but will not invest more than 5% of their assets in the purchase of options on securities, securities indices and financial futures contracts or in initial margin and premiums on financial futures contracts and options thereon. The Funds may write options on securities and securities indices to generate additional revenue and for hedging purposes and may enter into transactions in financial futures contracts and options on those contracts for hedging purposes.

General

     The Statement of Additional Information includes further information concerning the Funds' investment policies and applicable investment restrictions. The investment objectives of the Funds are fundamental and certain investment restrictions designated as such in this Prospectus or in the Statement of Additional Information are fundamental policies that may not be changed without approval by the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment policies described in this Prospectus and the Statement of Additional Information are not fundamental and may be changed by the Board of Directors of the appropriate Fund without shareholder approval.

RISK FACTORS

      An investment in any of the Growth-Oriented Funds involves the financial and market risks that are inherent in any investment in equity securities. These risks include changes in the financial condition of issuers, in economic conditions generally and in the conditions in securities markets. They also include the extent to which the prices of securities will react to those changes.

      An investment in any of the Income-Oriented Funds involves market risks associated with movements in interest rates. The market value of the Funds' investments will fluctuate in response to changes in interest rates and other factors. During periods of falling interest rates, the values of outstanding long-term fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities will affect the Funds' net asset values but will not affect cash income derived from the securities unless a change results from a failure of an issuer to pay interest or principal when due.

     The yields on an investment in either of the Money Market Funds will vary with changes in short-term interest rates. In addition, the investments of each Money Market Fund are subject to the ability of the issuer to pay interest and principal when due.

     Each of the following Princor Funds may invest in foreign securities to the indicated percentage of its assets: World Fund - 100%; Balanced, Blue Chip, Bond, Capital Accumulation, Emerging Growth, High Yield and Utilities Funds - 20%. Neither the Government Securities Income Fund nor the Tax-Exempt Bond Fund may invest in foreign securities. Investment in foreign securities presents certain risks which may affect a Fund's net asset value. These risks include, but are not limited to, those resulting from fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, the withholding  of  taxes  on  dividends  at the  source,  political  and  economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, transactions in foreign securities may be subject to higher costs, and the time for settlement of transactions in foreign securities may be longer than the settlement period for domestic issuers. A Fund's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.

HOW THE FUNDS ARE MANAGED

     Under Maryland law, the business and affairs of each of the Funds are managed under the direction of its Board of Directors. Investment services and certain other services are furnished to the Funds under the terms of a Management Agreement between each of the Funds and the Manager. The Manager for the Funds is Princor Management Corporation (the "Manager"), an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company, a mutual life insurance company organized in 1879 under the laws of the State of Iowa. The address of the Manager is The Principal Financial Group, Des Moines, Iowa 50392. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Mutual Life Insurance Company. As of October 31, 1994, the Manager served as investment advisor for 25 such funds with assets totaling approximately $2 billion.

     The Manager has executed an agreement with Invista Capital Management, Inc. ("Invista") under which Invista has agreed to assume the obligations of the Manager to provide investment advisory services for each of the Growth-Oriented Funds, the Government Securities Income Fund and Utilities Fund. The Manager will reimburse Invista for the cost of providing these services. Invista, an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company and an affiliate of the Manager, was founded in 1985 and manages investments for institutional investors, including Principal Mutual Life. Assets under management at October 31, 1994 were approximately $10.2 billion. Invista's address is 1500 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

     The Manager or Invista advises the Funds on investment policies and on the composition of the Funds' portfolios. In this connection, the Manager or Invista furnishes to the Board of Directors of each Fund a recommended investment program consistent with that Fund's investment objective and policies. The Manager or Invista is authorized, within the scope of the approved investment program, to determine which securities are to be bought or sold, and in what amounts.

The Manager or Invista has assigned certain individuals the primary responsibility for the day-to-day management of each Fund's portfolio. The persons primarily responsible for the day-to-day management of each Fund are identified in the table below:

                              Primarily
     Fund                Responsible Since                                Person Primarily Responsible

Balanced                     April, 1993            Judith A. Vogel, CFA (BA degree, Central College). Vice President,
                                                    Invista Capital Management, Inc. since 1987.

Blue Chip                    March, 1991            Mark T. Williams, CFA (MBA degree, Drake University). Investment
                             (Fund's inception)     Officer, Invista Capital Management, Inc., since 1992; Security Analyst
                                                    1989-1992. Prior thereto, Financial Analyst, Digital Equipment Corporation.

Bond                         December, 1987         Donald D. Brattebo (BBA degree, Upper Iowa University). Second Vice
(Fund's inception)                                  President, Principal Mutual Life Insurance Company since 1990; Prior thereto, Director, Investment Securities.

Capital Accumulation         October, 1969          David L. White, CFA (BBA degree, University of Iowa). Executive Vice
(Fund's inception)                                  President, Invista Capital Management, Inc. since 1984.

Emerging Growth and          December, 1987         Michael R. Hamilton, (MBA degree, Bellarmine College). Vice President,
Growth                       (Fund's inception)     Invista Capital Management, Inc. since 1987.
                             and August, 1987,
                             respectively

Government Securities        May, 1985              Martin J. Schafer (BBA degree, University of Iowa). Vice President, Invista
Income                       (Fund's inception)     Capital Management Company since 1992. Director - Securities Trading, Principal
                                                    Mutual Life Insurance Company 1992; Prior thereto, Associate Director.

High Yield                   December, 1987         James K. Hovey, CFA (MBA degree University of Iowa). Director - Investment
(Fund's inception)                                  Securities, Principal Mutual Life Insurance Company since 1990; Prior thereto,
                                                    Assistant Director Investment Securities.

Tax-Exempt Bond              July, 1991             Daniel J. Garrett, CFA (MBA degree, Drake University). Assistant Director -
                                                    Investment Securities, Principal Mutual Life Insurance Company since 1989;
                                                    Prior thereto, Mortgage Banking Research Analyst.

Utilities                    April, 1993            Catherine A. Green, CFA, (MBA degree, Drake University). Vice President,
                                                    Invista Capital Management, Inc. since 1987.

World                        April, 1994            Scott D. Opsal, CFA, (MBA degree, University of Minnesota). Vice President,
                                                    Invista Capital Management, Inc. since 1987.

     Until August 1, 1988 the World Fund's portfolio was managed by Principal Management, Inc. of Edmonton, Canada and Scottsdale, Arizona, which company has changed its name to Sea Investment Management, Inc. The Fund's previous manager and the current manager are unaffiliated. This change in managers should be kept in mind when reviewing historical investment results.

     For a description of the investment and other services provided by the Manager, see "Cost of Manager's Services" in the Statement of Additional Information. The management fee and total Class A share expenses incurred by each Fund for the period ended October 31, 1994 were equal to the following percentages of each Fund's respective average net assets:

                                                  Total                                                        Total
                                              Class A share                                                Class A share
                                 Manager's     Annualized                                   Manager's        Annualized
            Fund                   Fee           Expenses             Fund                     Fee            Expenses
     Balanced                     .60%             1.51%         Growth                       .50%              1.30%
     Blue Chip                    .50%             1.46%         High Yield                   .60%              1.46%
     Bond                         .36%              .95%         Tax-Exempt Bond              .48%               .91%
     Capital Accumulation         .46%              .83%         Tax-Exempt Cash Management   .31%               .67%
     Cash Management              .25%              .70%         Utilities                    .10%              1.00%
     Emerging Growth              .65%             1.74%         World                        .75%              1.74%
     Government Securities Income .46%              .95%

     The Manager voluntarily waived a portion of its fee for the Bond, Cash Management, Tax-Exempt Cash Management and Utilities Funds throughout the fiscal year ended October 31, 1994. The Manager intends to continue its voluntary waiver and, if necessary, pay expenses normally payable by each of these Funds through February 28, 1995 in an amount that will maintain a total level of operating expenses which as a percentage of average net assets attributable to a class on an annualized basis during that period will not exceed, for the Class A shares, .95% for the Bond Fund, .70% for the Money Market Funds and 1.00% for the Utilities Fund, and for the Class B shares, 1.70% for the Bond Fund and the Money Market Funds and 1.75% for the Utilities Fund. In addition, the Manager intends to continue its voluntary waiver, and, if necessary, pay expenses normally payable by each of these Funds for the period beginning March 1, 1995 and ending February 29, 1996 in an amount that will maintain a total level of operating expenses which as a percent of average net assets attributable to a class on an annualized basis during the period will not exceed, for the Class A shares, .95% for the Bond Fund, .75% for the Money Market Funds and 1.10% for the Utilities Fund, and for Class B shares, 1.70% for the Bond Fund, 1.75% for the Money Market Funds, and 1.85% for the Utilities Fund. The effect of the waivers is and will be to reduce each Fund's annual operating expenses and increase each Fund's yield.

     The compensation being paid by the World Fund for investment management services, which currently is equal, on an annual basis, to .75% of the average daily value of the Fund's net assets, is higher than that paid by most funds to their advisors, but it is not higher than the fees paid by many funds with similar investment objectives and policies.

The Manager and Invista may purchase at their own expense statistical and other information or services from outside sources, including Principal Mutual Life Insurance Company. An Investment Service Agreement between each Fund, the
Manager, and Principal Mutual Life Insurance Company provides that Principal Mutual Life Insurance Company will furnish certain personnel, services and facilities required by the Manager in connection with its performance of the Management Agreements, and that the Manager will reimburse Principal Mutual Life Insurance Company for its costs incurred in this regard.

     Among the expenses paid by each Fund are brokerage commissions on portfolio transactions, the cost of stock issue and transfer and dividend disbursements, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated directors, the cost of shareholder meetings and taxes and interest (if any).

     The Funds may from time to time execute transactions for portfolio securities with, and pay related brokerage commissions to, Principal Financial Securities, Inc. ("PFS"), a broker-dealer affiliated with Princor and the Manager for each of the Funds. PFS also provides distribution services for the Money Market Funds for which it is compensated by the Manager. These services include, but are not limited to, providing office space, equipment, telephone facilities and various personnel as necessary or beneficial to establish and maintain shareholder accounts. PFS receives a fee from the Manager calculated as a percentage of the average net asset value of shares of each Fund held in PFS client accounts during the period for which PFS provides the services. During the fiscal years ended October 31, 1992, 1993 and 1994, PFS received fees in the amount of $442,151, $516,939 and $539,662, respectively, in consideration of the services it rendered to the Cash Management Fund. During the fiscal years ending October 31, 1992, 1993 and 1994, PFS received fees in the amount of $152,687, $165,995 and $167,309, respectively, in consideration of the services it rendered to the Tax-Exempt Cash Management Fund.

     The Manager serves as investment advisor, dividend disbursing agent and, directly and through an affiliate, as transfer agent for each of the Funds sponsored by Principal Mutual Life Insurance Company. The Funds reimburse the Manager for the costs of providing these services.

HOW TO PURCHASE SHARES

     Purchases are generally made through registered representatives of Princor or other dealers it selects. If an order and check are properly submitted to Princor, the shares will be issued at the offering price next computed after the order and check are received at Princor's main office. If Fund shares are purchased by telephone order or electronic means and thereafter settled by delivery of a check or a payment by wire, the shares so purchased will be issued at the offering price next computed after the telephone or electronic order is received at Princor's main office. If an order and check are submitted through a selected dealer, the shares will be issued in accordance with the following: An order accepted by a dealer on any day before the close of the New York Stock Exchange and received by Princor before the close of its business on that day will be executed at the offering price computed as of the close of the Exchange on that day. An order accepted by such dealer after the close of the Exchange and received by Princor before its closing on the following business day will be executed at the offering price computed as of the close of the Exchange on such following business day. Dealers have the responsibility to transmit orders to Princor promptly. After an open account has been established, purchases will be executed at the price next computed after receipt of the investor's check at Princor's main office. All orders are subject to acceptance by the Fund or Funds and Princor.

     Redemptions by shareholders investing by check will be effected only after payment has been collected on the check, which may take up to 15 days or more. Investors considering redeeming or exchanging shares or transferring shares to another person shortly after purchase should pay for those shares with a certified check, bank cashier's check or money order to avoid any delay in redemption, exchange or transfer.

     Class B shares of the Money Market Funds may be purchased only by an exchange from Class B shares of the Princor Funds. Shares of each of the other Princor Funds may be purchased by mail or by telephone.

     Investments by Mail. Shares of the Funds may be purchased by submitting a completed application and check made payable to Princor. An application is attached to this Prospectus. A different application is necessary to establish an IRA, TDA, SEP, SAR-SEP or certain employee benefit plans. See "Retirement Plans.".

     Investments by Telephone. Shares of the Funds may be purchased by placing a telephone order with Princor. Princor's telephone number is 1-800-247-4123. Investors must have a current Prospectus for the funds in order to place a telephone order. An investor must provide Princor with the payment for the order within five business days from the date the order is placed. The investor may provide this payment by submitting a check payable to Princor within the time period. In addition, investors may provide the purchase payment by wiring Federal Funds directly to Norwest Bank Iowa, N.A., on a day on which the New York Stock Exchange and Norwest Bank Iowa, N.A. are open for business. The investor should instruct the bank to wire transfer Federal Funds to: Norwest Bank Iowa, N.A., Des Moines, Iowa , ABA No. 073000228; for credit to: Princor Financial Services Corporation, Account No. 073-330; for further credit to: investor's name and account number. Payment for both initial purchases and subsequent purchases may be made by wire.

     Investors may make subsequent purchases by wire to existing accounts without placing a telephone order. However, if a telephone order is not placed, shares will be purchased at the offering price next computed after the wired payment is received by Princor. Wire transfers may take two hours or more to complete. Investors may make special arrangements to transmit orders for Money Market Fund shares to Princor prior to 3:00 p.m. (Central Time) on a day when the Fund is open for business with the investor's assurance that payment for such shares will be made by wiring Federal Funds directly to Norwest Bank Iowa, N.A. prior to 10:00 a.m. the following regular business day. Such orders will be effected at the Fund's offering price in effect on the date such purchase order is received by Princor. Wire purchases through a selected dealer may involve other procedures established by that dealer.

     Minimum Purchase Amount. An investor may open an account with any of the Growth-Oriented Funds with a minimum initial investment of $300 or with any of the Income-Oriented or Money Market Funds with a minimum initial investment of $1,000. IRAs may be established with a minimum initial investment of $250. See "Retirement Plans." Additional investments of $50 or more for a Growth-Oriented or Income-Oriented Fund or $100 or more for a Money Market Fund may be made at any time without completing a new application. The minimum initial and subsequent investment amounts are not applicable to accounts used to fund certain employee benefit plans, to accounts designated as receiving accounts in a Dividend Relay Election or to Money Market Fund accounts used as sweep accounts. Each Fund's Board of Directors reserves the right to change or waive minimum investment requirements at any time, which would be applicable to all investors alike.

     Systematic Accumulation Plan. An investor may make regular monthly investments through automatic deductions from the account of a bank or similar financial institution. The minimum monthly purchase is $25 for all Funds except the Money Market Funds, which have a $100 monthly minimum requirement. A $25 minimum monthly purchase may be established for the Money Market Funds if the account value is at least $1,000 at the time the plan is established. Plan forms and preauthorized check agreements are available from Princor on request. There is no obligation to continue the plan and it may be terminated by the investor at any time.

     Each Fund offers investors two classes of shares which bear sales charges in different forms and amounts:

     Class A Shares. An investor who purchases Class A shares (except Class A shares of the Money Market Funds) pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares of each of the Funds, except the Money Market Funds, currently bear a 12b-1 fee at the annual rate of up to 0.25% of the Fund's average net assets attributable to Class A shares. See "Distribution and Shareholder Servicing Plans and Fees."

     Class B Shares. Class B shares are purchased without an initial sales charge, but are subject to a declining contingent deferred sales charge ("CDSC") of up to 4% if redeemed within six years. See "Offering Price of Funds Shares." Class B shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to 1.00% of the Fund's average net assets attributable to Class B shares. See "Distribution and Shareholder Servicing Plans and Fees." Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion to Class A shares) will have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class B shares will automatically convert to Class A shares, based on relative net asset value (without a sales charge), on the first business day of the 85th month after the purchase date. Class B shares acquired by exchange from Class B shares of another Princor fund will convert into Class A shares based on the time of the initial purchase. At the same time, a pro rata portion of all shares purchased through reinvestment of dividends and distributions would convert into Class A shares, with that portion determined by the ratio that the shareholder's Class B shares converting into Class A shares bears to the shareholder's total Class B shares that were not acquired through dividends and distributions. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

     Which arrangement is better for you? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than seven years might consider Class B shares. Orders from individuals for Class B shares for $250,000 or more will be treated as orders for Class A shares unless the shareholder provides written acknowledgment that the order should be treated as an order for Class B shares. Sales personnel may receive different compensation depending on which class of shares are purchased.

OFFERING PRICE OF  FUNDS' SHARES

     The Funds offer their respective shares continuously through Princor, which is the principal underwriter for the Funds and sells shares as agent on behalf of the Funds. Princor may select other dealers through which shares of the Funds may be sold. Certain dealers may not sell all classes of shares.

     Class A shares. Class A shares of the Money Market Funds are sold to the public at net asset value; no sales charge applies to purchases of the Money Market Funds. Class A shares of the Growth-Oriented and Income-Oriented Funds are sold to the public at the net asset value plus a sales charge which ranges from a high 4.75% to a low of 0% of the offering price (equivalent to a range of 4.99% to 0% of the net amount invested) according to the schedule on the following page. Selected dealers are allowed a concession as shown. At Princor's discretion, the entire sales charge may at times be reallowed to dealers. In some situations, depending on the services provided by the dealer, the concession may be less. Any dealer allowance on purchases not involving a sales charge will be determined by Princor.

                                                             Sales Charge as % of:
                                                                                  Net
                                                      Offering                  Amount              Dealer Allowance as %
            Amount  of  Purchase                        Price                  Invested               of Offering Price
     Less than $50,000                                 4.75%                    4.99%                       4.00%
     $50,000 but less than $100,000                    4.25%                    4.44%                       3.75%
     $100,000 but less than $250,000                   3.75%                    3.90%                       3.25%
     $250,000 but less than $500,000                   2.50%                    2.56%                       2.00%
     $500,000 but less than $1,000,000                 1.50%                    1.52%                       1.25%
     $1,000,000 or more                             No Sales Charge               0                        Negotiated

     Investors may be eligible to buy Class A shares at reduced sales charges. Consult your registered representative for details about Princor's Rights of Accumulation and Statement of Intention as well as the reduced sales charge available for the investment of certain life insurance and annuity contract death benefits and various Employee Benefit Plans and other plans. Descriptions are also included in the Statement of Additional Information.


     During the period ending August 31, 1995, a reduced sales charge as designated in the table below is available for purchases of Class A shares of any of the Funds to the extent that the investment represents the proceeds from a total surrender of the Pension Builder Annuity Contract, an unregistered fixed annuity contract issued by Principal Mutual Life Insurance Company.




                                                             Sales Charge as % of:
                                                                                  Net
                                                      Offering                  Amount              Dealer Allowance as %
            Amount  of  Purchase                        Price                  Invested               of Offering Price
     Less than $500,000                                2.50%                    2.56%                       2.10%
     $500,000 but less than $1,000,000                 1.50%                    1.52%                       1.25%
     $1,000,000 or more                           No Sales Charge                 0                      Negotiated





Also during the period ending June 30, 1995, investors may purchase Class A shares of the Funds at net asset value to the extent that this investment represents the proceeds of a redemption, within the preceding 60 days, of shares (the purchase price of which shares included a front-end sales charge on the redemption of which was subject to a contingent deferred sales charge) of another investment company if those shares were purchased through Hamilton Investments from offices of Household Bank Services Group. When making a purchase at net asset value pursuant to this provision, the investor must forward to Princor either (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of Princor Financial Services Corporation, or (ii) a copy of the confirmation from the other investment company showing the redemption transactions. In the case of a wire purchase pursuant to this provision, a copy of the confirmation from the other investment company showing the redemption must be forwarded to and received by Princor within 21 days following the date of purchase. If the confirmation is not provided within the 21-day period, a sufficient number of shares will be redeemed from the shareholders account to pay the otherwise applicable sale charge.


     Investors may be able to purchase Class A shares at net asset value. The following persons may purchase Class A shares of the Growth-Oriented Funds and Income-Oriented Funds at the net asset value (without a sales charge): (1) Principal Mutual Life Insurance Company and its directly and indirectly owned subsidiaries; (2) Active and retired directors, officers and employees of any of the Funds, Principal Mutual Life Insurance Company, and directly and indirectly owned subsidiaries of Principal Mutual Life Insurance Company (including full-time insurance agents of, and persons who have entered into insurance brokerage contracts with, Principal Mutual Life Insurance Company and its directly and indirectly owned subsidiaries); (3) The Principal Financial Group Employees' Credit Union; (4) Non-ERISA investment advisory clients of Invista Capital Management, Inc., an indirectly wholly-owned subsidiary of Principal Mutual Life Insurance Company; (5) Sales representatives of Princor or other dealers through which shares of the Funds are distributed; (6) Spouses, surviving spouses and dependent children of the foregoing persons; and (7) Trusts primarily for the benefit of the foregoing individuals.

     In addition, investors who are clients of a registered representative of Princor or other dealers through which shares of the Funds are distributed and who has become affiliated with Princor or other dealer within 180 days of the date of the purchase of Class A shares of the Funds may purchase such shares at net asset value provided that (i) the purchase is made within the first 180 days of the registered representative's affiliation with the firm involved (as certified by an officer or partner of the firm); and (ii) the investment represents the proceeds of a redemption within that 180 day period of shares of another investment company the purchase of which included a front-end sales charge or the redemption of which was subject to a contingent deferred sales charge; and (iii) the investor indicates on the account application that the purchase qualifies for a net asset value purchase and forwards to Princor either
(a) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of Princor Financial Services Corporation, or (b) a copy of the confirmation from the other investment company showing the redemption transaction. In the case of a wire purchase pursuant to this provision, a copy of the confirmation from the other investment company showing the redemption must be forwarded to and received by Princor within 21 days following the date of purchase. If the confirmation is not provided within the 21 day period, a sufficient number of shares will be redeemed from the shareholder's account to pay the otherwise applicable sales charge. Investors availing themselves of this option should be aware that a redemption from another mutual fund will be a taxable event and may be subject to a surrender charge imposed by that fund.

     The Funds reserve the right to discontinue offering shares at net asset value and/or at a reduced sales charge at any time for new accounts and upon 60 days notice to shareholders of existing accounts.

     Class B shares. Class B shares (including Class B shares of the Money Market Funds) are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within six years of purchase. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. Subject to the foregoing exclusions, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Therefore, when a share is redeemed, any increase in its value above the initial purchase price is not subject to any CDSC. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following table:

Contingent Deferred Sales Charge
     Years Since Purchase                                 as a Percentage of
        Payments Made                            Dollar Amount Subject to Charge
     2 years or less                                          4.0%
     more than 2 years, up to  4 years                        3.0%
     more than 4 years, up to  5 years                        2.0%
     more than 5 years, up to 6 years                         1.0%
     more than 6 years                                        None

     In determining how much, if any, a CDSC is payable on a redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the six year period. For information on how sales charges are calculated if shares are exchanged, see "How to Exchange Shares." Princor receives the entire amount of any CDSC paid.

     The CDSC will be waived on redemptions of shares arising out of death or disability or in connection with certain withdrawals from certain retirement plans. See the Statement of Additional Information. Up to 10% of the value of Class B shares subject to a Periodic Withdrawal Plan may also be redeemed each year without a CDSC. See "Periodic Withdrawal Plan."

     Non-cash compensation. Princor may, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Princor Funds. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amount of shares. Princor has established a non-cash compensation program for registered representatives of Principal Financial Securities, Inc. ("PFS") based upon sales of shares of the Princor Funds during the year ending December 31, 1994. Registered representatives of PFS will receive a choice of promotional items, or will be invited to attend a professional development seminar, receive a subscription for a financial newspaper and an allowance to be used to promote the Princor Funds.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS AND FEES

     Class A Distribution Plan. Each of the Funds, except the Money Market Funds, has adopted a distribution plan for the Class A shares. The Fund will make payments from its assets to Princor pursuant to this Plan after the end of each month at an annual rate not to exceed 0.25% of the average daily net asset value of the Fund. Princor will retain such amounts as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund shares but may remit on a continuous basis up to .25% to Registered Representatives and other selected Dealers (including, for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

     Class B Distribution Plan. Each of the Funds has adopted a distribution plan for the Class B shares. Each Class B Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% of the Fund's average net assets attributable to Class B shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.

     Although Class B shares are sold without an initial sales charge, Princor pays a sales commission equal to 4.00% of the amount invested to dealers who sell such shares. These commissions are not paid on exchanges from other Princor Funds. In addition, Princor may remit on a continuous basis up to .25% to Registered Representatives and other selected Dealers (including, for this purpose, certain financial institutions) as a trail fee in recognition of their ongoing services and assistance.

     General. The purpose of the Plans is to permit the Fund to compensate Princor for expenses incurred by it in promoting and distributing Fund shares and providing services to Fund shareholders. If the aggregate payments received by Princor under any of the Plans in any fiscal year exceed the expenditures made by Princor in that year pursuant to that Plan, Princor will promptly reimburse the Fund for the amount of the excess. If expenses under a Plan exceed the amount for which Princor may be compensated in any one fiscal year, the Fund will not carry over such expenses to the next fiscal year. The Funds have no legal obligation to pay any amount pursuant to the Plans that exceeds the compensation limit. The Funds will not pay, directly or indirectly, interest, carrying charges, or other financing costs in connection with the Plans. The Plans are further described in the Statement of Additional Information.

DETERMINATION OF NET ASSET VALUE OF FUNDS' SHARES

     Each Fund calculates net asset value of a share of each class by dividing the total value of the assets attributable to the class, less all liabilities attributable to the class, by the number of shares outstanding of the class. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

Growth-Oriented and Income-Oriented Funds

     The following valuation information applies to the Growth-Oriented and Income-Oriented Funds. Securities for which market quotations are readily available are valued using those quotations. Securities with remaining maturities of 60 days or less are valued at amortized cost when it is determined by the Board of Directors that amortized cost reflects fair value. Other assets are valued at fair value as determined in good faith through procedures established by the Board.

     As previously described, some of the Funds may purchase foreign securities, whose trading is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing net asset value per share are usually determined as of such times. Occasionally, events which affect the values of such securities and foreign currency exchange rates may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by the Board of Directors. To the extent the Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value, for example Saturdays and other customary national U.S.
holidays, the Fund's net asset value could be significantly affected on days when shareholders have no access to the Fund.

Money Market Funds

     Portfolio securities of the Money Market Funds are valued at amortized cost. For a description of this calculation procedure see the Statement of Additional Information. The Money Market Funds reserve the right to calculate or estimate their net asset values more frequently than once a day if they deem it desirable.

DISTRIBUTION OF INCOME DIVIDENDS AND REALIZED CAPITAL GAINS

Growth-Oriented and Income-Oriented Funds

     Any dividends payable on Class B shares of a Fund on a per share basis will be lower then dividends payable on Class A shares of the Fund. Any dividends from the net income of the Growth-Oriented Funds, except the Balanced, Blue Chip and World Funds, normally will be distributed to the respective shareholders semiannually. Any dividends from the net income of the Balanced and Blue Chip Funds will be distributed on a quarterly basis and any dividends from the net income of the World Fund will be distributed annually. Any dividends from the net income of the Income-Oriented Funds, except the Utilities Fund, will normally be distributed monthly. Any dividends from the net income of the Utilities Fund will be distributed quarterly. Distributions from the Funds that make monthly distributions will normally be declared payable on the first business day of each month to shareholders of record at the close of business on the last business day of the preceding month. Distributions for the Funds that make quarterly distributions will normally be declared payable on the last business day of December and the first business day of April, July and October to shareholders of record at the close of business on the preceding business day. Distributions from the Funds that make semiannual distributions will normally be declared payable on the last business day in June and the next to last business day in December to shareholders of record at the close of business on the date prior to distribution. Annual distributions from the World Fund will normally be declared payable on the next to last business day in December to shareholders of record at the close of business on the date prior to distribution. Net realized capital gains for each of the Funds, if any, will be distributed annually, generally the first business day of December. In the open-account application, the shareholder authorizes income dividends and capital gains distributions to be invested in additional Fund shares at their net asset value (without a sales charge) as of the payment date, but the shareholder at any time on ten days written notice to the Fund and without charge may have future dividends (or dividends and capital gains distributions) paid in cash. However, dividends and capital gain distributions otherwise payable to a shareholder of any of the Growth-Oriented or Income-Oriented Funds in an amount of less than $25 will be automatically reinvested in additional shares of that Fund.

     Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. These dividends or distributions are subject to taxation like other dividends and distributions, even though they are in effect a return of capital. A shareholder of the Tax-Exempt Bond Fund who redeems shares when tax-exempt income has been accrued but not declared as a dividend by that Fund may have the portion of the redemption proceeds which represents such income taxed at capital gains rates.

Money Market Funds

     The Money Market Funds declare dividends of all their daily net investment income on each day the net asset value per share is determined. Dividends for each Fund are payable daily and are automatically reinvested in full and fractional shares of the Fund at the then current net asset value. Shareholders who so request may have their dividends paid out monthly in cash. For such shareholders, the shares reinvested and credited to their account during the month will be redeemed as of the close of business on the last Thursday before the last Friday (or the preceding business day if Thursday or Friday is a holiday) of the month and the proceeds will be paid to them in cash.

     Net investment income of the Money Market Funds, for dividend purposes, consists of (1) accrued interest income plus or minus accrued discount or amortized premium; plus or minus (2) all net short-term realized gains and losses; minus (3) all accrued expenses of the Fund. Expenses of the Fund are accrued each day. Net income will be calculated immediately prior to the determination of net asset value per share of each Fund. Dividends payable on Class B shares of each of the Money Market Funds on a per share basis will be lower than dividends payable on Class A shares of the Funds.

     Since it is the policy of each Money Market Fund, under normal circumstances, to hold portfolio securities to maturity and to value portfolio securities at amortized cost, neither Fund expects any capital gains or losses. If either Fund does experience gains, however, it could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, either Fund realizes net long-term capital gains, it will distribute them once every 12 months.

     Since the net income of each Fund (including realized gains and losses on the portfolio securities) is normally declared as a dividend each time the net income of the Fund is determined, the net asset value per share of each Fund normally remains at $1.00 immediately after each determination and dividend declaration. Any increase in the value of a shareholder's investment in either Fund, representing reinvestment of dividend income, is reflected by an increase in the number of shares of that Fund in the account.

     Normally each Fund will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss is realized. If the net investment income of either Fund determined at any time is a negative amount, the net asset value per share will be reduced below $1.00. If this happens, the Fund may endeavor to restore the net asset value per share to $1.00 by reducing the number of outstanding shares by redeeming proportionately from shareholders without the payment of any monetary consideration, such number of full and fractional shares as is necessary to maintain a net asset value per share of $1.00. Each shareholder will be deemed to have agreed to such a redemption in these circumstances by investment in the Fund. The Fund may seek to achieve the same objective of restoring the net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share would increase to the extent of positive net income which is not declared as a dividend, or any other method approved by the Board of Directors for the Fund.

     The Board of Directors of each Fund may revise the above dividend policy, or postpone the payment of dividends, if the Fund should have or anticipate any large presently unexpected expense, loss or fluctuation in net assets which in the opinion of the Board might have a significant adverse effect on the shareholders.

Dividend Relay Election

     Shareholders may elect to have dividend payments of $25 or more from one of the Princor funds invested in shares of the same class of one of the other Princor funds. The Dividend Relay Election may be made to direct dividends from one Fund to a receiving Fund so long as $25 or more is directed to the receiving Fund. This Dividend Relay Election can be made on the application or at any time on 10 days written notice or, if telephone transaction services apply to the account from which the dividends originate, on 10 days notice by telephone to the Fund. A signature guarantee may be required to make the Dividend Relay Election. See "General Information About a Fund Account." There is no administrative charge for this service. No sales charge will apply to the purchase of shares of the Growth-Oriented or Income-Oriented Funds made pursuant to the election; dividends are credited to the receiving Fund the day such dividends are paid at the receiving Fund's net asset value for that day. If the Dividend Relay Election is made to direct dividends from a Fund used to fund the shareholder's retirement plan (for example, an IRA) to a receiving Fund that is not used to fund the shareholder's retirement plan, a taxable distribution from the retirement plan will result. Shareholders should consult their tax advisor prior to making such an election.

     Dividends derived from shares of the Funds used to fund certain employee benefit plans are not eligible for the Dividend Relay Election.

     If the Dividend Relay Election privilege is discontinued with respect to a particular receiving Fund, the value of the account in that Fund must equal or exceed the Fund's minimum initial investment requirement or the Fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, to redeem the account and send the proceeds to the shareholder.

     Shareholders may discontinue the Dividend Relay Election at any time on 10 days written notice or, if telephone transaction services apply to the account from which the dividends originate, on 10 days notice by telephone to the Fund. The Funds reserve the right to discontinue this service upon 60 days written notice to shareholders.

 TAX-TREATMENT OF FUNDS, DIVIDENDS AND DISTRIBUTIONS

     It is the policy of each of the Funds to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Funds intend to qualify for the tax treatment applicable to regulated investment companies under the provisions of the Internal Revenue Code. This means that in each year in which a Fund so qualifies, it will be exempt from federal income tax upon the amounts so distributed to investors. The Tax Reform Act of 1986 imposed an excise tax on mutual funds which fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Funds intend to comply with the Act's requirements and to avoid this excise tax.

     The Tax-Exempt Bond Fund and Tax-Exempt Cash Management Fund also intend to qualify to pay exempt-interest dividends to their shareholders. An exempt-interest dividend is that part of dividend distributions made by the Funds which consists of interest received by the Funds on tax-exempt Municipal Obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends when calculating the corporate alternative minimum tax. Persons investing on behalf of a Subchapter S corporation should seek the advice of a tax advisor prior to purchasing shares of the Tax-Exempt Bond Fund or Tax-Exempt Cash Management Fund. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item to determine whether they are subject to the alternative minimum tax. These Funds may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.

     If the World Fund should invest the greater part of its assets abroad (as to which no assurance can be given), then in each fiscal year when, at the close of such year, more than 50% of the value of the Fund's total assets are invested in securities of foreign corporations, the Fund may elect pursuant to Section 853 of the Internal Revenue Code to permit its shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. In that case, shareholders should include in gross income for federal income tax purposes both cash dividends received from the Fund and the amount which the Fund advises is their pro rata portion of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to the Fund from its foreign investments. The shareholders would then be entitled to subtract from their federal income taxes the amount of such taxes withheld, or else treat such foreign taxes as a deduction from gross income, if that should be more advantageous. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit for tax deduction is subject to certain limitations.

     Under the federal income tax law, dividends paid from investment income and from realized short-term capital gains, if any, are generally taxable at ordinary income rates whether received in cash or additional shares. The net income of the Cash Management Fund for purposes of its financial reports and determination of the amount of distributions to shareholders may exceed its net income as determined for tax purposes because certain market discount income will be currently included as income for book purposes but not for tax purposes. Although all net income for book purposes will be distributed to shareholders, such distributions are taxable to shareholders of the Fund as ordinary income only to the extent that they do not exceed the shareholder's ratable share of the Fund's investment income and any short-term capital gain as determined for tax purposes. The balance, if any, will be applied against and will reduce the shareholder's cost or other tax basis for the shares.

     Dividends from net investment income of each of the Funds will be eligible for a 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Dividends from the Income-Oriented Funds, except the Utilities Fund, and the Money Market Funds are not expected to qualify for the 70% dividend received deduction. Dividends and capital gains are taxable in the year in which distributed, whether received in cash or reinvested in additional shares. Dividends declared with a record date in December and paid in January will be deemed to have been distributed to shareholders in December. The Funds will inform shareholders of the amount and nature of their income dividends and capital gains distributions. Dividends from net income and distributions of capital gains may also be subject to state and local taxation.

     The Funds are required by law to withhold 31% of dividends paid to investors who do not furnish the Fund their correct taxpayer identification number, which in the case of most individuals is their social security number. If at the time the account is established the investor does not have a taxpayer identification number but certifies that one has been applied for, such withholding will be delayed but will commence 60 days after the date of such certification if within such time the investor has not provided such number to the Fund.

     Additional information regarding taxation is included in the Statement of Additional Information. Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

HOW TO EXCHANGE SHARES

     Class A shares for all of the Funds (except the Money Market Funds), or Class B shares for all of the Funds may be exchanged at net asset value for shares of the same class of any other Princor Fund described in the Prospectus, at any time. The CDSC that might apply if Class B shares are redeemed will not apply if these shares are exchanged. However, for purposes of computing the CDSC on the shares acquired through the exchange, the length of time the acquired shares have been owned by a shareholder will be measured from the date of original purchase of the exchanged shares. Thus, when shares acquired through the exchange are redeemed, the redemption may be subject to the CDSC, depending upon when the exchanged shares were originally purchased.

     Class A shares of Princor Cash Management Fund or Princor Tax-Exempt Cash Management Fund acquired by direct purchase are not included in the net asset value exchange privilege. However, Class A shares of these two Funds acquired by exchange of any other Princor Fund shares, or by conversion of Class B shares, and additional shares which have been purchased by reinvesting dividends earned on such shares, may be exchanged for other Class A shares without a sales charge. In addition, Class A shares of the Money Market Funds acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for Class B shares of any Growth-Oriented or Income-Oriented Fund.

     Shares of a Fund used to fund an employee benefit plan may be exchanged only for shares of other Princor Funds made available to such plan. A request for an exchange of shares used to fund an Employee Benefit Plan must be made in accordance with the procedures provided in the Plan and the written service agreement. All other shareholders may exchange shares by simply submitting a written request or a completed Exchange Authorization Form to the Fund. Exchange Authorization Forms are available by calling or writing the Fund. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase. A telephone exchange privilege is currently available for amounts up to $500,000. Procedures for telephone transactions are described under "How to Sell Shares." The telephone exchange privilege is not available for accounts for which share certificates remain outstanding.

     A shareholder may also make an Automatic Exchange Election. This election authorizes an exchange as described above from one Princor Fund to any or all of the other Princor Funds on a monthly, quarterly, semiannual or annual basis. The minimum amount that may be exchanged into any Princor Fund must equal or exceed $300 on an annual basis. The exchange will occur on the date of the month specified by the shareholder in the election and may be from the lst through the 28th day of the month so long as the day is a trading day. If the day elected by the shareholder is not a trading day, the exchange will occur on the first trading day following the date elected. The Automatic Exchange Election may be made on the open account application, on 10 days written notice or, if telephone transaction services apply to the account from which the exchange is made, on 10 days notice by telephone to the Fund from which the exchange will be made. See "How to Sell Shares" for an explanation of the applicability of telephone transaction services. Exchanges from a Fund used to fund the shareholder's retirement plan to a Princor Fund not used to fund the shareholder's retirement plan will result in a taxable distribution from the retirement plan. Shareholders should consult their tax adviser prior to making such an exchange. A shareholder may modify or discontinue the election on 10 days written notice or notice by telephone to the Fund from which exchanges are made.

     General - An exchange, whether in writing, by telephone or other means, by any joint owner shall be binding upon all joint owners. If the exchanging shareholder does not have an account with the Fund in which shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and dealer of record as the account from which shares are exchanged. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired. A shareholder may receive shares in exchange only if they may be legally offered in the shareholder's state of residence. If a certificate has been issued an exchange will be made only upon receipt of the certificate of shares to be exchanged. In order to establish a systematic accumulation plan or a periodic withdrawal plan for the new account, an exchanging shareholder must file a specific written request.

     The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where the Directors or Princor Management Corporation believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

HOW TO SELL SHARES

     Each Fund will redeem its shares upon request. Shares are redeemed at the net asset value calculated after the Fund receives the request in proper form, less any applicable CDSC. There is no additional charge for redemptions. Redemptions, whether in writing or by telephone or other means, by any joint owner shall be binding upon all joint owners. The amount received for shares upon redemption may be more or less than the cost of such shares depending upon the net asset value at the time of redemption. The Funds generally send redemption proceeds the business day after the request is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. A Fund will redeem only those shares for which it has received payment. To avoid the inconvenience of a delay in obtaining redemption proceeds, shares may be purchased with a certified check, bank cashiers check or money order.

     A request for the redemption of shares used to fund certain employee benefit plans must be made in accordance with the procedures provided in the Plan and the written service agreement. Princor usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Princor for details. All other shareholders may redeem by mail, by telephone or, in the case of Class A shares of Money Market Fund accounts, by a checkwriting service. The Fund reserves the right to modify any of the methods of redemption or to charge a fee for providing these services upon written notice to shareholders.

     By Mail - A shareholder simply sends a letter to Princor, at P.O. Box 10423, Des Moines, Iowa 50306, requesting redemption of any part or all of the shares owned by specifying the Fund account from which the redemption is to be made and either a dollar or share amount. The letter must provide the account number and be signed by a registered owner. If certificates have been issued, they must be properly endorsed and forwarded with the redemption request. If payment of less than $100,000 is to be mailed to the address of record, which has not been changed within the three month period preceding the redemption request, and is made payable to the registered shareholder or joint shareholders, or to Principal Mutual Life Insurance Company or any of its affiliated companies, the Fund will not require a signature guarantee as a part of a proper endorsement; otherwise the shareholder's signature must be guaranteed by either a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or by a brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

     By Telephone - Shareholders may redeem shares valued at up to $100,000 from any one Fund by telephone, unless the shareholder has notified the Fund of an address change within the three month period preceding the date of the request. Such redemption proceeds will be mailed to the shareholder's address of record. Telephone redemption proceeds may also be sent by check or wire transfer to a commercial bank account in the United States previously authorized in writing by the shareholder. A wire charge of up to $6.00 will be deducted from the Fund account from which the redemption is made for all wire transfers. If proceeds are to be used to settle a securities transaction with a selected dealer, telephone redemptions may be requested by the shareholder or upon appropriate authorization from an authorized representative of the dealer, and the proceeds will be wired to the dealer. The telephone redemption privilege is available only if telephone transaction services apply to the account from which shares are redeemed. Telephone transaction services apply to all accounts, except accounts used to fund a Princor IRA or TDA or certain employee benefit plans, unless the shareholder has specifically declined this service on the account application or in writing to the Fund. The telephone redemption privilege will not be allowed on shares for which certificates have been issued.

     Shareholders may exercise the telephone redemption privilege by telephoning 1-800-247-4123. If all telephone lines are busy, shareholders might not be able to request telephone redemptions and would have to submit written redemption requests. Although the Funds and the transfer agent are not responsible for the authenticity of redemption requests received by telephone, the right is reserved to refuse telephone redemptions when in the opinion of the Fund from which the redemption is requested or the transfer agent it seems prudent to do so. The shareholder bears the risk of loss caused by a fraudulent telephone redemption request the Fund reasonably believes to be genuine. Each Fund will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Fund may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include recording all telephone instructions, requesting personal identification information such as the caller's name, daytime telephone number, social security number and/or birth date and names of all owners listed on the account and sending a written confirmation of the transaction to the shareholder's address of record. In addition, the Fund directs redemption proceeds made payable to the owner or owners of the account only to an address of record that has not been changed within the three-month period prior to the date of the telephone request, or to a previously authorized bank account.

     By Checkwriting Service - Shareholders of Class A shares of the Money Market Funds may redeem shares, other than shares used to fund a Princor IRA, TDA, SEP, SAR-SEP or certain employee benefit plans, by writing checks on their accounts if this service is elected when completing the Fund application. Upon receipt of the properly completed form and signature card, the Fund will provide withdrawal checks drawn on Norwest Bank Iowa, N.A. These checks may be payable to the order of any person in the amount of not less than $100. Shareholders will continue to earn dividends until the check clears. After a check is presented to Norwest Bank for payment, a sufficient number of full or fractional shares will be redeemed from the account to cover the amount of the check. Shareholders currently pay no fee for the checkwriting service, but this may be changed in the future upon written notice to shareholders. The checkwriting service is not available on shares for which certificates have been issued.

     Shareholders utilizing withdrawal checks will be subject to Norwest Bank's rules governing checking accounts. Shareholders should make sure their accounts have sufficient shares to cover the amount of any check drawn. If insufficient shares are in the account, the check will be returned marked "Insufficient Funds" and no shares will be redeemed. The checkwriting service may be revoked on accounts on which "Insufficient Funds" checks are drawn. Accounts may not be closed by a withdrawal check because the exact amount of the account will not be known until after the check is received by Norwest Bank.

     Moreover, following a purchase by check, redemptions from the Money Market Funds pursuant to the checkwriting service or any of the Princor Funds pursuant to the telephone withdrawal procedure will not be permitted until payment has been collected on the check. During the period prior to the time the redemption is effective, dividends on the Money Market Funds' shares will accrue and be paid and the shareholder will be entitled to exercise all other rights of beneficial ownership.

     Reinvestment Privilege - Within 60 days after redemption, shareholders who redeem all or part of their Class A shares for which a sales charge was paid or which were acquired by the conversion of Class B shares, or Class B shares for which a CDSC was paid, have a onetime privilege to reinvest the amount redeemed in Class A shares of any of the Funds without a sales charge.

     The reinvestment or exchange will be made at the net asset value next computed after written notice of exercise of the privilege is received in proper and correct form by Princor. All reinvestments or exchanges are subject to acceptance by the Fund or Funds and Princor. The redemption which precedes such reinvestment or exchange is regarded as a sale; therefore, if the shareholder has realized a gain on the redemption, such gain may be taxable and exercising the reinvestment privilege will not alter any tax payable. If a loss is realized on the redemption of Fund shares, the reinvestment may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for federal income tax purposes. Accurate records should be kept for the duration of the account for tax purposes. PERIODIC WITHDRAWAL PLAN

     A shareholder may request that a fixed number of Class A shares or Class B shares ($25 initial minimum amount) or enough Class A shares or Class B shares to produce a fixed amount of money ($25 initial minimum payment) be withdrawn from an account monthly, quarterly, semiannually or annually. Periodic withdrawals from Class B shares may be subject to a CDSC. However, each year a shareholder may make periodic withdrawals of up to 10% of the value of an account for Class B shares without incurring a CDSC. The amount of the 10% free withdrawal privilege for an account is initially determined based upon the value of the account as of the date of the initial periodic withdrawal. If a periodic withdrawal plan is established at the time Class B shares are purchased, the amount of the initial 10% free withdrawal privilege may be increased by 10% of the amount of additional purchases in that account made within 60 days after Class B shares were first purchased. After a periodic withdrawal plan has been established the amount of the 10% withdrawal privilege will be re-determined as of the last business day of December each year. The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that the investor may withdraw. Shareholders considering the implementation of a Plan using shares of the Tax-Exempt Bond Fund are cautioned that the portion of redemption proceeds which represents tax-exempt income which has been accrued but not declared as a dividend by the Fund may be taxed at capital gains rates. See "Distribution of Income Dividends and Realized Capital Gains." An investor may initiate a Periodic Withdrawal Plan by signing an Agreement for Periodic Withdrawal Form and depositing any share certificates that have been issued or, if no certificates have been issued and telephone transaction services apply to the account, by telephoning the Fund.

     A shareholder of Class A shares of the Money Market Funds may establish a Pre-Authorized Check (PAC) Withdrawal Service to enable a shareholder's creditor to receive monthly installment payments from the shareholder's account if the shareholder's creditor is capable of providing this service. The shareholder's creditor will provide the necessary forms to establish a PAC Withdrawal Service.

     Redemptions to pay insurance premiums - Upon completion of the necessary authorization, shareholders of Class A shares of the Money Market Funds who pay insurance or annuity premiums or deposits to Principal Mutual Life Insurance Company or its affiliated companies may authorize automatic redemptions from Class A shares of the Fund to pay such amounts. Details relative to this option may be obtained from the Funds.

     Cash withdrawals are made out of the proceeds of redemption on the day designated by the shareholder, so long as the day is a trading day that is the 1st through the 28th day of the month, and will continue until cancelled. Withdrawal payments will be sent on or before the fifth business day following such redemption. The redemption of shares to make payments under this Plan will reduce and may eventually exhaust the account. An investor will be disadvantaged by making additional purchases of shares of any investment company on which there is a sales charge at the same time that a Periodic Withdrawal Plan is in effect since a duplication of sales charges will result. No purchase payments for shares of any Fund except Princor Cash Management Fund or Princor Tax-Exempt Cash Management Fund will be knowingly accepted by Princor Financial Services Corporation while periodic withdrawals under this plan are being made, unless the purchase represents a substantial addition to the shareholder's account.

     Each redemption of shares may result in a gain or loss, which may be reportable for income tax purposes. An investor should keep an accurate record of any gain or loss on each withdrawal. Shareholders should consult their tax advisors prior to establishing a periodic withdrawal plan from an Individual Retirement Account. Any income dividends or capital gains distributions on shares held under a Periodic Withdrawal Plan are reinvested in additional shares at net asset value. Withdrawals may be stopped at any time without penalty, subject to notice in writing which is received by the Fund.

PERFORMANCE CALCULATION

     From  time  to  time,  the  Funds  may  publish  advertisements  containing information (including graphs, charts, tables and examples) about the performance of one or more of the Funds. The Funds' yield and total return figures described below will vary depending upon market conditions, the composition of the Funds' portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Funds' performance figures to performance figures published for other investment vehicles. Any performance data quoted for the Funds represents only historical performance and is not intended to indicate future performance of the Funds. For further information on how the Funds calculate yield and total return figures, see the Statement of Additional Information.

Growth-Oriented and Income-Oriented Funds

     The Income-Oriented Funds may advertise their respective yields and average annual total returns. The Growth-Oriented Funds may advertise their respective average annual total returns. Yield is determined by annualizing each Fund's net investment income per share for a specific, historical 30-day period and dividing the result by the ending maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund for the same period. Average annual total return for each Fund is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. The same assumptions are made when computing cumulative total return by dividing the ending redeemable value by the initial investment. These calculations assume the payment of the maximum front-end load (in the case of Class A shares) or the applicable CDSC (in the case of Class B shares). The Funds may also calculate total return figures for a specified period that reflect reduced sales charges available to certain classes of investors and figures that do not take into account the maximum initial sales charge or contingent deferred sales charge to illustrate changes in the Funds' net asset values over time. A tax-equivalent yield may also be advertised by the Tax-Exempt Bond Fund. The Funds may also quote rankings, yields or returns as published by independent statistical services or publishers, and information regarding the performance of certain market indices.

Money Market Funds

     From time to time the Money Market Funds may advertise their respective yield and effective yield. The yield of each Fund refers to the income generated by an investment in that Fund over a seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A tax-equivalent yield may also be advertised by the Tax-Exempt Cash Management Fund.

     The yield for the Money Market Funds will fluctuate daily as the income earned on the investments of the Funds fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The Funds are open-end investment companies and there is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Funds is not insured. Investors comparing results of the Funds with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Fund.

GENERAL INFORMATION ABOUT A FUND ACCOUNT

     Share certificates will be issued to shareholders only when requested. Shareholders of the Growth-Oriented and Income-Oriented Funds will receive a statement of account for the Fund in which they have invested each time they invest. The statement will record the current investment in that Fund and show the total number of Fund shares owned. Shareholders of the Money Market Funds will receive a monthly statement disclosing the current balance of shares owned and a summary of transactions through the last day of the month. Shareholders of Funds used to fund certain individual retirement plans qualified under the Internal Revenue Code will receive a quarterly statement of account disclosing information regarding purchases, redemptions and reinvested dividends or distributions occurring during the quarter, as well as the number of shares owned and account values as of the statement date. The Funds treat the statement of account as evidence of ownership of Fund shares. This is known as an open account system. Each Fund bears the cost of the open account system.

     The Funds have adopted the policy of requiring signature guarantees in certain circumstances to safeguard shareholder accounts. A signature guarantee is necessary under the following circumstances:

     1. If a redemption payment is to be made payable to a payee other than the registered shareholder or joint shareholders, or Principal Mutual Life Insurance Company or any of its affiliated companies;

     2. To make a Dividend Relay Election directing dividends from a Fund account which has joint owners to a Fund account which has only one owner or different joint owners;

     3.  To change the ownership of the account;

     4. To add telephone transaction services to an account established prior to March 1, 1992 or to any account after the initial application is processed;

     5. When there is any change to a bank account designated under an established telephone withdrawal plan; and

     6. If a redemption payment is to be mailed to an address other than the address of record or to an address of record that has been changed within the preceding three months.

     A shareholder's signature must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public is not acceptable.

     Although there currently is no minimum balance, due to the disproportionately high cost of maintaining small accounts, the Funds reserve the right to redeem all shares in an account with a value of less than $300 and to mail the proceeds to the shareholder. Involuntary redemptions will not be triggered solely by market activity. Shareholders will be notified before these redemptions are to be made and will have thirty days to make an additional investment to bring their accounts up to the required minimum. The Funds reserve the right to increase the required minimum.

RETIREMENT PLANS

     Shares of the Funds, except the Tax-Exempt Bond and Tax-Exempt Cash Management Fund, are offered to fund certain retirement plans for which Principal Mutual Life Insurance Company acts as custodian. These retirement plans include Individual Retirement Accounts (IRAs), Simplified Employee Pension and Salary Reduction Simplified Employee Pension Plans (SEPs and SAR/SEPs) all of which are described in Section 408 of the Internal Revenue Code, and salary deferral TDA plans as described in Section 403(b)(7) of the Internal Revenue Code. The necessary forms to establish one of the Princor retirement plans, including an application, may be obtained from a registered representative of Princor or by calling 1-800-451-5447. DO NOT USE THE APPLICATION INCLUDED IN THIS PROSPECTUS TO START A PRINCOR RETIREMENT PLAN. The systematic accumulation plan may be used to purchase shares of the Funds for a Princor retirement plan. See "How to Purchase Shares." Telephone redemptions are not available on accounts used to fund a Princor retirement plan. See "How to Sell Shares." Investors should consult their tax counsel for retirement plan tax information.

SHAREHOLDER RIGHTS

     The following information is applicable to each of the Princor Funds. Each Fund's shares are currently divided into two classes. Each Fund share is entitled to one vote with fractional shares voting proportionately. Both classes of shares for each Fund will vote together as a single class except where required by law or as determined by the Fund's Board of Directors. Shares are freely transferable, are entitled to dividends as declared by the Fund's Board of Directors and, if the Fund were liquidated, would receive the net assets of the Fund. Shareholders of a Fund may remove any director of that Fund with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of shareholders. Shareholders will be assisted with shareholder communication in connection with such matter.

     The Board of Directors of each Fund may increase or decrease the aggregate number of shares which the Fund has authority to issue and may issue two or more classes of shares having such preferences and special or relative rights and privileges as the Directors may determine, without shareholder approval.

     The Funds are not required to hold an annual meeting of shareholders in any year unless required to do so under the Investment Company Act of 1940. The Funds intend to hold shareholder meetings only when required by law and at such other times as may be deemed appropriate by their respective Boards of Directors. However, each Fund will hold a meeting of shareholders when requested to do so in writing by the holders of 10% or more of the outstanding shares of that Fund.

     Shareholder inquiries should be directed to the appropriate Fund at The Principal Financial Group, Des Moines, Iowa 50392.

     As of October 31, 1994, Principal Mutual Life Insurance Company and its subsidiaries and affiliates owned 25% or more of the outstanding shares of each Fund as indicated:

                                                         Percentage of
                                Number of             Outstanding Shares
     Fund                     Shares Owned                  Owned
Blue Chip Fund                   797,017                    36.43%
Capital Accumulation Fund      6,071,226                    44.23
High Yield Fund                1,004,202                    39.73

ADDITIONAL INFORMATION

     Organization: The Funds were incorporated in the state of Maryland on the following dates: Balanced Fund - November 26, 1986; Blue Chip Fund - December 10, 1990; Bond Fund - December 2, 1986; Capital Accumulation Fund - May 26, 1989 (effective November 1, 1989 succeeded to the business of a predecessor Fund that had been incorporated in Delaware on February 6, 1969); Cash Management Fund - June 10, 1982; Emerging Growth Fund - February 20, 1987; Government Securities Income Fund - September 5, 1984; Growth Fund - May 26, 1989 (effective November 1, 1989 succeeded to the business of a predecessor Fund that had been incorporated in Delaware on February 6, 1969); High Yield Fund - November 26, 1986; Tax-Exempt Cash Management Fund - August 17, 1987; Tax-Exempt Bond Fund - June 7, 1985; Utilities Fund - September 3, 1992; World Fund - May 12, 1981.

     Custodian: Bank of America National Trust and Savings Association, 2 Rector Street, New York, New York 10006, is custodian of the portfolio securities and cash assets of each of the Funds except the World Fund. The custodian for the World Fund is Chase Manhattan Bank, Global Securities Services, Chase Metro Tech Center, Brooklyn, New York 11245. The custodians perform no managerial or policymaking functions for the Funds.

     Capitalization: The authorized capital stock of each Fund consists of 100,000,000 shares of common stock (500,000,000 for Princor Cash Management Fund and Princor Tax-Exempt Cash Management Fund), $.01 par value.

     Financial Statements: Copies of the financial statements of each Fund will be mailed to each shareholder semiannually. At the close of each fiscal year, each Fund's financial statements will be audited by a firm of independent auditors. The firm of Ernst & Young LLP has been appointed to audit the financial statements of each Fund for their respective present fiscal years.

     Registration Statement: This Prospectus omits some information contained in the Statement of Additional Information (also known as Part B of the Registration Statement) and Part C of the Registration Statements which the Funds have filed with the Securities and Exchange Commission. The Funds' Statement of Additional Information is hereby incorporated by reference into this Prospectus. A copy of this Statement of Additional Information can be obtained upon request, free of charge, by writing or telephoning Princor
Financial Services Corporation. You may obtain a copy of Part C of the Registration Statements filed with the Securities and Exchange Commission, Washington, D.C. from the Commission upon payment of the prescribed fees.

     Principal Underwriter: Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306, is the principal underwriter for each of the Princor Funds.

     Transfer  Agent  and  Dividend   Disbursing   Agent:   Princor   Management
Corporation, The Principal Financial Group, Des Moines, Iowa, 50392, is the transfer agent and dividend disbursing agent for each of the Princor Funds.